                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                            Anadarko Petroleum Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                (ANADARKO LOGO)

                                 P.O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

March 24, 2003

To THE STOCKHOLDERS:

     The 2003 Annual Meeting of Stockholders of Anadarko Petroleum Corporation will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, on Thursday, April 24, 2003, at 8:00 a.m. (CDT). At the meeting, the holders of the Company's outstanding common stock will act on the following matters:

     (1) Electing four directors; and

     (2) Transacting any other business as may properly be brought before the meeting and any adjournments or postponements thereof.

     The format of the Annual Meeting will be a departure from our past practice of providing a management presentation. The Annual Meeting will be a business-only meeting. There will be no management review presentation.

     We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy. You may vote either by Internet or telephone using the instructions on the proxy card or by signing and returning your proxy card in the enclosed envelope.

                                            Very truly yours,

                                            /s/ JOHN N. SEITZ
                                            JOHN N. SEITZ
                                            President and Chief Executive
                                            Officer

                                (ANADARKO LOGO)

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Anadarko Petroleum Corporation will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, on Thursday, April 24, 2003, at 8:00 a.m. (CDT) for the purpose of:

     (1) Electing four directors; and

     (2) Transacting any other business as may properly be brought before the meeting and any adjournments or postponements thereof.

RECORD DATE

     March 5, 2003, has been fixed as the record date. If you are a record holder of common stock at the close of business on the record date, then you are entitled to receive notice of and to vote at the Annual Meeting.

     Please take the time to vote by following the Internet or telephone voting instructions on the enclosed proxy card or by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience if you wish to vote by mail. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of Anadarko a proxy with a later date or voting again by Internet or telephone. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of Anadarko a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.

     REGARDLESS OF THE NUMBER OF ANADARKO COMMON STOCK SHARES YOU HOLD, YOUR VOTE IS VERY IMPORTANT.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ SUZANNE SUTER
                                         SUZANNE SUTER
                                         Vice President, Corporate Secretary
                                         and Chief Governance Officer

Dated: March 24, 2003
The Woodlands, Texas

                                [ANADARKO LOGO]

                                 P.O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003

     YOUR VOTE IS VERY IMPORTANT. Please take the time to vote by following the Internet or telephone voting instructions on the enclosed proxy card or by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience if you wish to vote by mail.

     If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

REVOKING YOUR PROXY

     You may revoke your proxy at any time prior to the meeting by:

     - sending a written statement to the Corporate Secretary of the Company;

     - submitting a valid proxy with a later date either by Internet, by telephone or in writing; or

     - voting in person at the Annual Meeting.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

     Number of Shares Outstanding. At the close of business on the record date, March 5, 2003, there were 248,925,339 shares of common stock outstanding, which are entitled to vote at the meeting.

     Quorum. A quorum is present if at least a majority of the outstanding shares of common stock on the record date is present in person or by proxy.

     Vote Required. A plurality of the votes cast is required for the election of directors. This means that the four director nominees with the most votes are elected. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of directors.

     Under New York Stock Exchange rules, if you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors even if the broker does not receive voting instructions from you.

                          ANADARKO BOARD OF DIRECTORS

STRUCTURE

     The Board of Directors for Anadarko Petroleum Corporation (the "Company") is divided into three classes of directors for purposes of election. One class of directors is elected at each Annual Meeting of stockholders to serve for a three-year term.

     At the 2003 meeting, the terms of four directors are expiring. Each director elected at this Annual Meeting will hold office until the expiration of his term in 2006. Those directors not up for election this year will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting.

ITEM 1 -- ELECTION OF DIRECTORS

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2006

     Conrad P. Albert (57) -- Mr. Albert resides in Bedford, New York and has been engaged in private investments since 1991. From 1983 to 1991, Mr. Albert served as Executive Vice President with Manufacturers Hanover Trust Company, a banking corporation, located in New York, New York. He was a director of Deep Tech International from February 1992 until August 1998. Mr. Albert has been a director of the Company since 1986.

     Robert J. Allison, Jr. (64) -- Mr. Allison has been Chairman of the Board since 1986 and a director since 1985. He was also Chief Executive Officer of the Company from 1986 until his resignation from that position in January 2002. Since 2001, Mr. Allison has also been a director of Freeport-McMoRan Copper and Gold Inc., located in New Orleans, Louisiana.

     John W. Poduska, Sr. (65) -- Mr. Poduska resides in Boston, Massachusetts. He is a retired business executive. Mr. Poduska was Chairman of Advanced Visual Systems, Inc., a provider of visualization software from 1992 until 2002. Mr. Poduska is a director of Novell, Inc. and Safeguard Scientific, Inc. He was a director of Union Pacific Resources Group Inc. ("UPRG") from 1995 until 2000. Mr. Poduska has been a director of the Company since 2000.

     John N. Seitz (52) -- Mr. Seitz was elected Chief Executive Officer of the Company in January 2002. He has been President and Chief Operating Officer of the Company since 1999. He was named Executive Vice President, Exploration and Production of the Company in 1997. He was elected Senior Vice President, Exploration in 1995. He has worked for the Company since 1977. Mr. Seitz has been a director of the Company since 1997.

DIRECTORS WITH TERMS EXPIRING IN 2004

     Larry Barcus (65) -- Since 1990, Mr. Barcus has served as Chairman of L.G. Barcus and Sons, Inc., a general contractor, located in Kansas City, Kansas with operations nationwide. He has also served as Chairman of First Community Bancshares and Chairman of First Community Bank since 1995. Mr. Barcus has been a director of the Company since 1986.

     James L. Bryan (67) -- Since 1999, Mr. Bryan has been Executive Vice President of Newpark Drilling Fluids, Inc., an oilfield services firm headquartered in Houston, Texas. He retired as Senior Vice President of Dresser Industries, Inc. in 1998. He had been a Vice President of Dresser since 1990. Mr. Bryan has been a director of the Company since 1986.

DIRECTORS WITH TERMS EXPIRING IN 2005

     Ronald Brown (70) -- Mr. Brown resides in Naples, Florida. He retired as Executive Vice President from Compass Bank in 1992. Mr. Brown has been a director of the Company since 1986.

     John R. Butler, Jr. (64) -- Since 1976, Mr. Butler has been Chairman of J.R. Butler and Company, a reservoir engineering company located in Houston, Texas. He was Chairman and Chief Executive Officer of GeoQuest International Holdings, Inc., Senior Chairman of Petroleum Information Corp. and Vice Chairman of Petroleum Information/Dwights, L.L.C. until 1997. He was also Chairman of the Society of Exploration Geophysicists Foundation until December 2001. Mr. Butler is also a director of Kelman Technology, Inc. of Calgary, Alberta, Canada, a Toronto Stock Exchange Company. Mr. Butler has been a director of the Company since 1996.

     Preston M. Geren III (51) -- Since 2001, Mr. Geren has been a Senior Executive with the Department of Defense. He had been an Attorney in Fort Worth, Texas since 1998. From January 1997 through August 1998, he was a management consultant for Public Strategies, Inc. He was a U.S. Congressman for the Twelfth Congressional District of Texas from 1989 to 1997. He is also a director of Cullen Frost Bankers, Inc. He was a director of UPRG from 1997 until 2000. Mr. Geren has been a director of the Company since 2000.

     John R. Gordon (55) -- Mr. Gordon is Senior Managing Director of Deltec Asset Management LLC, an investment firm located in New York, New York. He had been President of Deltec Securities Corporation since 1988 until it was converted into Deltec Asset Management LLC. Mr. Gordon has been a director of the Company since 1988.

                              CORPORATE GOVERNANCE

     The Company has always taken the issue of corporate governance seriously. The Board has been comprised of a majority of independent directors since the Company became an independent company in 1986. The Audit Committee and the Compensation and Benefits Committee have each been comprised entirely of independent directors since their inception. As a result of the proposed New York Stock Exchange ("NYSE") rules, the Board appointed an independent Nominating and Corporate Governance Committee and has adopted written charters for all three independent committees that provide, among other things, for an annual self-evaluation. In addition, the Board has adopted (1) a Code of Business Conduct and Ethics, (2) a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and (3) Corporate Governance Guidelines. These documents are included as appendices to this proxy statement. The documents can also be found on the Company's website at www.anadarko.com. An Anonymous Reporting Hotline has been established to facilitate reporting of violations of financial and non-financial policies.

BOARD OF DIRECTORS

     The Board of Directors has ten members. The Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that Messrs. Albert, Barcus, Brown, Bryan, Butler, Geren, Gordon, and Poduska are independent directors as defined under the Company's Corporate Governance Guidelines. These directors are also referred to as non-management directors. See page 7 for a summary of the Corporate Governance Guidelines. Messrs. Allison and Seitz are management directors.

     The Board met six times in 2002. All of the directors attended all of the Board meetings held in 2002.

DIRECTORS' CONTINUING EDUCATION

     In March 2003, Messrs. Allison, Bryan, Butler and Seitz attended a seminar on the "Role of the Board in Risk Oversight: Board Leadership for Turbulent Times" that was sponsored by the National Association of Corporate Directors.

     During 2003, the Company will provide the directors with an education program on the duties and responsibilities of directors. If a director has not attended a director seminar prior to the time of the education program, then the director will be expected to attend the program provided by the Company.

PRESIDING DIRECTOR AT THE NON-MANAGEMENT DIRECTORS' EXECUTIVE SESSIONS

     The non-management directors meet in executive session immediately after each regularly scheduled quarterly meeting of the Board of Directors. Mr. Gordon has been elected to preside at these executive sessions. He may be contacted at anadarkodirector@apcdirector.com or at Anadarko Petroleum Corporation, Presiding Director, P.O. Box 9178, The Woodlands, Texas 77387-9178.

TRANSACTIONS WITH ENTITIES CONNECTED TO DIRECTORS

     The Company purchases drilling fluids from several companies including Newpark Drilling Fluids, Inc. ("Newpark"), a subsidiary of Newpark Resources, Inc. In 2002, the Company paid Newpark and its affiliates and subsidiaries approximately $10 million. This amount is approximately 3% of Newpark Resources, Inc.'s 2001 revenues, or approximately 5% of the 2001 revenues attributable to fluids sales and the engineering segment, reported in the Newpark Resources, Inc. Form 10-K for the year ended December 31, 2001. The amount paid to Newpark in 2002 includes amounts paid by Howell Corporation, which the Company acquired in December 2002. Mr. Bryan, a director of the Company, is Executive Vice President of Newpark. His position with Newpark is not the result of his position on the Company's Board of Directors. He receives no compensation from Newpark based on the business relationship between the Company and Newpark. He does not hold 5% or more of any outstanding securities of Newpark Resources, Inc. The Board has determined that Mr. Bryan is an independent director and that his position with Newpark does not cause a conflict of interest.

DIRECTOR COMPENSATION

     Non-management directors of the Company receive compensation for Board and committee service. Management directors of the Company receive no compensation for their service on the Board. The principal components of director compensation, which a director may elect to receive in cash, common stock or a combination of both, are as follows:

        (1) an annual Board retainer of $50,000;

        (2) a fee of $1,250 for each Board or committee meeting attended, plus expenses related to attendance;

        (3) an annual committee membership retainer of $3,000; and

        (4) an additional annual committee retainer of $3,000 for serving as committee chair.

     1998 Director Stock Plan. Under the 1998 Director Stock Plan, the directors may grant stock-based awards to non-management directors. The following grants were made in 2002 and 2003 under the 1998 Director Stock Plan:

     - On July 29, 2002, the directors granted each non-management director an option to purchase 5,000 shares of common stock. The option price is the fair market value on the date of grant. The options will vest 50% one year from the date of grant, and the remaining 50% will vest two years from the date of grant. The options granted will expire 10 years from the date of grant.

     - On January 30, 2003, the Board made a deferred stock grant equal to $14,500 to each non-management director. The deferred stock will be distributed in shares when the director terminates. Directors will receive dividends on and will be entitled to vote the deferred stock.

COMMITTEES OF THE BOARD

     The Board of Directors has five committees. The Audit Committee, the Compensation and Benefits Committee, and the Nominating and Corporate Governance Committee are independent committees. The CEO Advisory Committee and the Executive Committee have both independent and management directors as members. In order for a committee to be independent, all of the members of the committee shall be independent as determined by the Board in accordance with the Company's Corporate Governance Guidelines.

AUDIT COMMITTEE

     The Board elected Messrs. Albert, Barcus and Butler as members of the Audit Committee in April 2002. The Board elected Mr. Brown as a member of the Audit Committee in July 2002. The Board elected Mr. Butler as chairman of the Audit Committee in April 2002. During 2002, the Audit Committee held 10 meetings. Each committee member attended all of the 2002 meetings for the period that he was a member of the Audit Committee.

     The purpose of the Audit Committee is to assist the Board in monitoring:

     - the integrity of the Company's financial statements;

     - compliance by the Company with legal and regulatory requirements;

     - the independent auditor's qualifications and independence;

     - the performance of the Company's internal and independent auditors; and

     - the business practices and ethical standards of the Company.

     The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor, KPMG LLP, and the preparation of the Audit Committee report, which is on page 11.

     All of the members meet the independence requirements of the NYSE, the Sarbanes-Oxley Act and the rules of the Securities and Exchange Commission ("SEC") adopted thereunder, and the Company's Corporate Governance Guidelines.

     A copy of the Audit Committee charter that has been approved by the Audit Committee and the Board of Directors is attached to this proxy statement as Appendix A.

COMPENSATION AND BENEFITS COMMITTEE

     The Board appointed Messrs. Brown, Bryan, Geren, Gordon and Poduska as members of the Compensation and Benefits Committee in April 2002. In July 2002, the Board moved Mr. Brown from the Compensation and Benefits Committee to the Audit Committee. Mr. Poduska was elected as chairman of the Compensation and Benefits Committee in April 2002. During 2002, the Compensation and Benefits Committee met six times. All but one Committee member attended all of the 2002 meetings during the period that he was a member of the Compensation and Benefits Committee. That Committee member missed two of the 2002 meetings. All of the Committee members meet the independence requirements of the NYSE, the Sarbanes-Oxley Act and the SEC's rules adopted thereunder, and the Company's Corporate Governance Guidelines.

     The Compensation and Benefits Committee has overall responsibility for approving and evaluating the director and executive officer compensation plans, policies and programs of the Company. The Compensation and Benefits Committee is also responsible for producing the annual report on executive compensation, which is on page 12.

     A copy of the Compensation and Benefits Committee charter that has been approved by the Compensation and Benefits Committee and the Board of Directors is attached to this proxy statement as Appendix B.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     In July 2002, the Board appointed Messrs. Albert, Barcus, Bryan, Geren and Gordon as members of the Nominating and Corporate Governance Committee. The Board elected Mr. Bryan as chairman of the Nominating and Corporate Governance Committee in July 2002. The Nominating and Corporate Governance Committee held its first meeting in January 2003. All of the Committee members attended the initial meeting. All of the members meet the independence requirements of the NYSE, the Sarbanes-Oxley Act and the SEC's rules adopted thereunder, and the Company's Corporate Governance Guidelines.

     The purpose of the Nominating and Corporate Governance Committee is to:

     - assist the Board in identifying qualified individuals to become directors;

     - recommend to the Board qualified director nominees for election at the stockholders' annual meeting;

     - determine membership on the Board committees;

     - recommend the Corporate Governance Guidelines;

     - conduct annual self-evaluations of the Board and the Nominating and Corporate Governance Committee; and

     - report annually to the Board on the Chief Executive Officer succession plan.

     At its first meeting, the Nominating and Corporate Governance Committee conducted a review of the Board of Directors as a whole, as well as each individual Board member who was being considered for re-election. The Nominating and Corporate Governance Committee reviewed the composition of the Board, including each director's independence, relevant experience and skills, length of Board service, service on other public company boards, attendance at Board and committee meetings and participation at Board and committee meetings. Based on this review the Nominating and Corporate Governance Committee recommended to the Board that Messrs. Albert, Allison, Poduska and Seitz be nominated for re-election to the Board.

     The Nominating and Corporate Governance Committee also reviewed and recommended to the Board approval of the Nominating and Corporate Governance Committee charter, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee reviewed procedures for investigating calls received by the Company's Anonymous Reporting Hotline and for handling reports of conflicts of interest under the Code of Business Conduct and Ethics.

     A copy of the Nominating and Corporate Governance Committee charter that has been approved by the Nominating and Corporate Governance Committee and the Board of Directors is attached to this proxy statement as Appendix C.

CEO ADVISORY COMMITTEE

     In July 2002, the Board established the CEO Advisory Committee. This Committee is not an independent committee. Mr. Allison is an officer of the Company and is a member of this Committee. The other members of the CEO Advisory Committee are Messrs. Butler, Gordon, and Poduska. Mr. Gordon was appointed chairman of the CEO Advisory Committee by the Board at the July 2002 meeting. The purpose of the CEO Advisory Committee is to provide advice, guidance, and feedback to the Company's CEO. During 2002, the CEO Advisory Committee met twice. Each Committee member attended all of the meetings during the period that he was a member of the CEO Advisory Committee.

EXECUTIVE COMMITTEE

     This Committee is not an independent committee. Messrs. Allison and Seitz are both officers of the Company and are members of this Committee. The other members of the Executive Committee are Messrs. Brown, Bryan, and Butler. Mr. Allison is the chairman of the Executive Committee. The

Company's bylaws provide for an Executive Committee to act with the power and authority of the Board in the management of the business and affairs of the Company while the Board is not in session. Meetings of this Committee have generally been held to approve specific terms of financing transactions that have previously been approved by the Board. During 2002, the Executive Committee met four times. Each Committee member attended all of the meetings during the period that he was a member of the Executive Committee except for Mr. Seitz. Mr. Seitz attended two of the meetings held in 2002.

ANNUAL SELF-EVALUATIONS

     The Nominating and Corporate Governance Committee shall have responsibility for conducting and overseeing the annual self-evaluation for the Board and reporting the self-evaluation results to the Board following the end of each fiscal year. The Nominating and Corporate Governance Committee, the Audit Committee, and the Compensation and Benefits Committee shall each conduct its own annual self-evaluation.

GUIDELINES AND CODES

CORPORATE GOVERNANCE GUIDELINES

     The Board adopted Corporate Governance Guidelines (the "Guidelines") on the recommendation of the Nominating and Corporate Governance Committee. Under the Guidelines, the Board or a Board committee must perform the following functions:

     - Oversee the conduct of the Company's business to evaluate whether the business is being properly managed.

     - Review and, where appropriate, approve the Company's major financial objectives, plans and actions.

     - Review and, where appropriate, approve major changes in, and determinations of other major issues respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company's financial statements.

     - Assess major risk factors relating to the Company and its performance, and review measures to address and mitigate such risks.

     - Evaluate regularly the performance and approve the compensation of the CEO and, with the advice of the CEO, evaluate regularly the performance of principal senior executives.

     - Plan for succession of the CEO and monitor management's succession planning for other key executives.

     The Guidelines provide that an individual director should offer his or her resignation in the event the director's principal occupation or business association changes substantially from the position the director held when originally invited to join the Board. Also, a director should tender a resignation in the event there is a substantial conflict of interest between the director and the Company or the Board and such conflict cannot be resolved to the satisfaction of the Board. A director is required to retire on the last day of the calendar year in which he or she reaches 70 years of age.

     The Guidelines provide that a director is deemed to be independent if he or she does not have a direct or indirect material relationship with the Company or any of its affiliates or with any senior management member of the Company or any of its affiliates. A director will not be deemed independent if, within the past five years, he or she or a family member has been employed by the Company or its affiliates or employed by the Company's or any of its affiliates' independent auditor. A director that has a relationship with a significant customer of or supplier to the Company of nonprofessional services and goods shall not be deemed to be independent. Also, a director that has a significant relationship with a paid adviser, consultant or other provider of professional services to the Company or to any senior management member will not be deemed to be independent.

     Based on the independence standards in the Guidelines, the Board has determined that each non-management director is independent. The Board also determined that each member of the Audit, the Compensation and Benefits, and the Nominating and Corporate Governance Committees is independent. Messrs. Allison and Seitz are not considered independent directors due to the positions they hold with the Company.

     A copy of the Corporate Governance Guidelines that has been adopted by the Board of Directors is attached to this proxy statement as Appendix D.

CODE OF BUSINESS CONDUCT AND ETHICS FOR ALL DIRECTORS, OFFICERS AND EMPLOYEES

     The Board has adopted a Code of Business Conduct and Ethics for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct and Ethics to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on the Company's website at www.anadarko.com.

     A copy of the Code of Business Conduct and Ethics that has been adopted by the Board of Directors is attached to this proxy statement as Appendix E and is available on the Company's website at www.anadarko.com.

CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER

     The Board has also adopted a separate Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer ("Senior Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

     - Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

     - Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.

     - Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

     - Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated.

     - Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage.

     - Proactively promote ethical behavior among employees at the Company and as a responsible partner with industry peers and associates.

     - Maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by the Company.

     - Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct and Ethics.

     There shall be no waiver of any part of the Senior Officers' Code except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Officers' Code is granted, the notice of such waiver shall be posted on the Company's website at www.anadarko.com.

     A copy of the Senior Officers' Code that has been adopted by the Board of Directors is attached to this proxy statement as Appendix F and is available on the Company's website at www.anadarko.com.

ANONYMOUS REPORTING HOTLINE

     To facilitate the reporting of violations of financial and/or non-financial policies, Anadarko has established an Anonymous Reporting Hotline ("Hotline"). Any concerns regarding accounting, internal accounting controls, auditing or other disclosure matters reported on the Hotline shall be reported to the Chairman of the Audit Committee, the Chief Governance Officer, the General Counsel, the Chief Financial Officer, the Chief Accounting Officer and the manager of Corporate Audit. Any concerns regarding non-financial matters reported on the Hotline shall be reported to the Chairman of the Nominating and Corporate Governance Committee, the Chief Governance Officer, the General Counsel and two applicable Vice Presidents.

     These reports are confidential and anonymous. Procedures are in place to investigate all reports received by the Hotline, and to take any corrective action, if necessary. The Board shall be notified of these reports at every quarterly Board meeting or sooner if necessary.

NO RETALIATION FOR REPORTING

     There shall be no retaliation against any director, officer or employee for any report made in good faith. However, if the reporting individual was involved in improper activity the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company. In these circumstances, the Company may consider the conduct of the reporting individual in promptly reporting the information as a mitigating factor in any disciplinary decision.

                                STOCK OWNERSHIP

     As of March 5, 2003, there were 248,925,339 shares of Anadarko common stock outstanding which are entitled to vote at the meeting. Each share of common stock is entitled to one vote. The information provided below summarizes the beneficial ownership of officers and directors of the Company and owners of more than 5% of outstanding common stock. In general, "beneficial ownership" includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

DIRECTORS AND EXECUTIVE OFFICERS

     On February 28, 2003, the directors and executive officers of the Company beneficially owned, in the aggregate, 7,762,907 shares of Anadarko common stock (approximately 3% of the outstanding shares entitled to vote). Mr. Allison is the only director, nominee for director or officer of the Company who owns or has the right to acquire more than 1% of the outstanding common stock.

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                -------------------------------------------
                                                                     SHARES
                                                NUMBER OF SHARES   EXERCISABLE     TOTAL
                                                  BENEFICIALLY       WITHIN      BENEFICIAL   PERCENT
NAME OF BENEFICIAL OWNER                            OWNED(1)         60 DAYS     OWNERSHIP    OF CLASS
------------------------                        ----------------   -----------   ----------   --------
Robert J. Allison, Jr. .......................       528,512        2,195,000    2,723,512       1%
John N. Seitz.................................       205,846        1,028,000    1,233,846       *
Michael E. Rose...............................        69,276          150,000      219,276       *
Charles G. Manley.............................       129,974          486,000      615,974       *
William D. Sullivan...........................       103,059                0      103,059       *
Conrad P. Albert(2)...........................        53,364           52,480      105,844       *
Larry Barcus..................................        40,665           67,500      108,165       *
Ronald Brown..................................        21,105           62,500       83,605       *
James L. Bryan................................        40,775           67,500      108,275       *
John R. Butler, Jr. ..........................        26,062           47,500       73,562       *
Preston M. Geren III..........................         6,515           33,299       39,814       *
John R. Gordon................................        43,366           67,500      110,866       *
John W. Poduska, Sr. .........................        14,763           41,262       56,025       *
All directors and executive officers as a
  group, (31 persons).........................     1,912,271        5,850,636    7,762,907       3%

---------------

 *  Less than one percent.

(1) This number does not include shares of common stock which the directors or officers of the Company have the right to acquire within 60 days of February 28, 2003.

(2) Mr. Albert disclaims beneficial ownership of the 11,573 shares held in his wife's name and his children's names.

OWNERS OF MORE THAN FIVE PERCENT OF ANADARKO STOCK

     The Company has not been notified of any beneficial owners of more than 5% of Anadarko common stock.

TOP TEN OWNERS OF ANADARKO STOCK

     The following information summarizes the top ten shareholders of Anadarko common stock as of December 31, 2002:

                                                                 % OF STOCK     NUMBER OF
NAME                                                             OUTSTANDING   SHARES HELD
----                                                             -----------   -----------
 1.  Sonatrach.................................................     4.87%      12,113,679
 2.  Janus Capital Management LLC..............................     4.22%      10,500,000
 3.  Oppenheimer Capital L.P. .................................     4.02%      10,000,000
 4.  Fidelity Management & Research............................     3.12%       7,750,000
 5.  Barclays Global Investors.................................     3.00%       7,464,000
 6.  State Street Global Advisors..............................     2.85%       7,100,000
 7.  Wellington Management Company, LLP........................     2.53%       6,300,000
 8.  J.P. Morgan Investment Mgmt. Inc. ........................     2.35%       5,850,000
 9.  PRIMECAP Management Company...............................     1.73%       4,300,000
10.  Vanguard Group, Inc. .....................................     1.69%       4,200,000

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during and with respect to its most recently completed fiscal year, the Company believes that all transactions by reporting persons during 2002 were reported on a timely basis. A Form 4 was filed late for one transaction for Mr. Allison that occurred during the 2001 fiscal year. The Form 4 for the 2001 transaction was filed in 2002.

                             AUDIT COMMITTEE REPORT

     The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The Audit Committee of the Board is responsible for independent, objective oversight of the Company's accounting functions and internal controls over financial reporting. The Audit Committee is composed of four directors, each of whom is independent as defined by the NYSE listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls over financial reporting. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     KPMG LLP served as the Company's independent auditor during 2002 and was appointed by the Audit Committee to serve in that capacity for 2003. KPMG LLP has served the Company since its initial public offering in 1986.
Representatives of KPMG LLP will be present at the annual stockholders' meeting, will have the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions from stockholders.

     In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2002 financial statements. The Audit Committee also discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor that firm's independence.

     The following table presents fees for the audits of the Company's annual consolidated financial statements for 2002 and 2001 and for other services provided by KPMG LLP.

                                                                 2002         2001
                                                              ----------   ----------
Audit Fees..................................................  $1,733,000   $1,425,000
Audit-Related Fees..........................................  $  141,000   $  187,000
Tax Fees....................................................  $1,187,000   $  858,000
All Other Fees..............................................  $        0   $        0

     Audit-related fees are primarily for the Company's benefit plan and other plan audits. Tax fees are primarily for tax compliance and tax consulting services. The Audit Committee has concluded that the provision of tax services is compatible with maintaining KPMG LLP's independence.

     Based upon the Audit Committee's review and discussions with management and the independent auditor, and the Audit Committee's review of the representations of management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the SEC.

        THE AUDIT COMMITTEE
        John R. Butler, Jr., Chairman
        Conrad P. Albert
        Larry Barcus
        Ronald Brown

                             EXECUTIVE COMPENSATION

                   COMPENSATION AND BENEFITS COMMITTEE REPORT
                         ON 2002 EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee ("Compensation Committee"), listed on page 5, is responsible for establishing and administering the executive compensation programs of the Company. This report describes the compensation decisions made by the Compensation Committee during 2002 with respect to Anadarko's executive officers.

COMPENSATION PHILOSOPHY OF THE COMPANY

     Anadarko's executive compensation programs consist primarily of base salary, performance-based annual bonus and long-term stock incentive plans which the Company considers essential to attract, retain and reward key personnel. Collectively, these programs are designed to promote the strategic objectives that are critical to the long-term success of the Company.

     The Compensation Committee utilizes an independent compensation consultant to review executive compensation and benefit programs as well as total compensation levels provided to executive officers. Anadarko's compensation programs provide executives the opportunity to earn compensation levels within the top quartile of a select peer group of oil and gas companies, to the extent that Company and executive performance on a combined and individual basis so warrants. The peer group consists of energy companies similar in business operations and comparable in size to Anadarko. Most of these energy companies are also included in the Dow Jones Oil-Secondary index used for stock price performance comparison on the Performance Graph on page 18. The Dow Jones Oil-Secondary index is comprised of specific energy companies representing most facets of the industry including independent oil and gas companies as well as those having integrated operations. Not all companies included in the index are considered comparable to

Anadarko with respect to analyzing executive compensation and benefit levels. This index does, however, provide a meaningful comparison of total stockholder return against a consistent representation of oil and gas companies with whom Anadarko competes for investment dollars.

     During 2002, Anadarko changed its compensation philosophy to place slightly more emphasis on annual incentive opportunity and lessen reliance on stock based programs. The Company believes this change is appropriate given that awards under the Annual Incentive Plan are based on reserve replacement, cost of finding and relative total shareholder return measures that are all evaluated from a long-term perspective. Additionally, Anadarko has maintained aggressive stock ownership guidelines for its executive group since 1993. Anadarko believes the program has accomplished the desired objective of requiring our executives to acquire and maintain, for the duration of their careers, a significant position in Anadarko stock.

BASE SALARY

     Anadarko structures its compensation programs to match pay with performance. Individual base salaries are determined based on a subjective evaluation considering peer-company market data, the executive's performance and the length of time the executive has been in the position. Base compensation is reviewed annually by the independent compensation consultant and the Compensation Committee and adjustments, if any, are designed to reflect each executive officer's contribution to the performance of the Company. In 2002, the Compensation Committee approved base salary increases for the Company's officers, including all of the executives named in the Summary Compensation Table.

ANNUAL INCENTIVE BONUS

     The Annual Incentive Plan puts a significant portion of total compensation at risk by linking potential annual compensation to the Company's achievement of specific performance goals. These goals are established by the Compensation Committee at the beginning of each calendar year and for 2002 included:

        (1) Operational criteria comparing Anadarko's five-year worldwide reserve replacement and five-year worldwide cost of finding against the five-year worldwide reserve replacement and five-year worldwide cost of finding for a select group of peer companies;

        (2) Financial criteria of net income and cash flow, both of which are measured against internal objectives; and

        (3) Stock performance criteria comparing Anadarko's total stockholder return for a three-year period against the total stockholder return of a select group of peer companies for the same period.

     Each performance goal and its specific criteria are weighted based upon the relative importance of the goal as determined by the Compensation Committee.

     Under the Annual Incentive Plan, a bonus target is established for each executive officer based upon a review of the competitive data for that position, level of responsibility and the position's ability to impact the Company's success. These individual targets range up to 120% of base salary for the Chief Executive Officer. Actual bonus awards are based on the Company's achievement of the performance goals and the executive's individual performance. Individuals may receive up to 200% of their individual bonus target if the Company significantly exceeds the specified goals and, conversely, no bonus is paid if the Company does not achieve a minimum threshold level of performance.

     Based on the Company's overall performance during 2002 against the specified operational, financial and stock performance goals, the Compensation Committee approved a bonus of 150% of individual bonus targets for Mr. Seitz and the executive officers as reflected in the Summary Compensation Table.

STOCK PLANS

     The Company makes stock-based awards under the 1999 Stock Incentive Plan to align the interests of executive officers with those of stockholders. The Compensation Committee annually reviews competitive market data to determine appropriate stock awards based on the executive's position and the market value of the stock. In addition, the Compensation Committee considers target compensation and previous stock grants when determining grant size for executive officers. The Compensation Committee typically grants stock options, which only produce value to the holder through the appreciation of the stock. Periodically, the Compensation Committee makes awards of restricted stock on a limited basis to recognize significant key individual contributions and to encourage retention.

     In 2002, Mr. Seitz was elected President and Chief Executive Officer. In recognition of his election and his expected future contributions to the success of the Company, the Compensation Committee awarded stock options to Mr. Seitz. There were no other stock options awarded to any named executive officers. During 2002, two individuals received stock option grants in recognition of their election to executive officer positions. The Compensation Committee also made awards of restricted stock to three named executive officers in recognition of their contributions and to encourage retention. The number of options granted to Mr. Seitz, along with special restricted stock awards, are reflected in the Summary Compensation Table.

SUMMARY

     The Compensation Committee believes the design of the Company's total executive compensation program provides executives the incentive to maximize long-term operational performance using sound financial controls and high standards of integrity. It is the Compensation Committee's belief that this focus will continue to be reflected in Anadarko's operational, financial and stock price performance. The Compensation Committee also believes that total compensation for each executive should be commensurate with the achievement of specific short-term and long-term operational, financial and strategic objectives. Accordingly, Mr. Seitz's total compensation for 2002 was within the top quartile of the peer companies as a result of Anadarko's overall performance.

     In designing the Company's compensation programs, the Compensation Committee's primary consideration is Anadarko's achievement of strategic business goals that serve to enhance shareholder value. Consideration is also given to competitive practice, market economics and other factors. Section 162(m) of the Internal Revenue Code, as amended (the "Code"), limits a company's ability to deduct compensation paid in excess of $1 million during any fiscal year to the Chief Executive Officer and the next four highest paid officers, unless the compensation meets shareholder approved performance-based requirements. Awards under the Annual Incentive Plan and the 1999 Stock Incentive Plan satisfy the performance-based requirements under section 162(m). The Compensation Committee is committed to making awards that qualify as deductible compensation under section 162(m) of the Code whenever possible. However, where granting awards is consistent with the strategic goals of the Company, the Compensation Committee reserves the right to make awards that are non-deductible when it believes it is in the best interest of the Company. As a result of the Company restructuring the components of the executive compensation program, some bonus awards paid in 2002 were non-deductible.

         THE COMPENSATION AND BENEFITS COMMITTEE
         John W. Poduska, Sr., Chairman
         James L. Bryan
         Preston M. Geren III
         John R. Gordon

                           SUMMARY COMPENSATION TABLE

                                                                                             ANNUAL COMPENSATION
                                                                                       -------------------------------
                                                                                                                OTHER
                                                                                                               ANNUAL
                                                                                                               COMPEN-
                                                                                        SALARY       BONUS     SATION
NAME                                          PRINCIPAL POSITION                YEAR      ($)         ($)        ($)
----                                          ------------------                ----   ---------   ---------   -------
Robert J. Allison, Jr. .......  Chairman                                        2002   1,300,000     975,000        0
                                Chairman and Chief Executive Officer            2001   1,300,000   1,950,000        0
                                Chairman and Chief Executive Officer            2000   1,125,000   2,600,000        0
John N. Seitz(3)..............  President and Chief Executive Officer           2002   1,000,000   1,980,000        0
                                President and Chief Operating Officer           2001     800,000   1,080,000        0
                                President and Chief Operating Officer           2000     639,583   1,440,000        0
Michael E. Rose...............  Executive Vice President and CFO                2002     566,667     768,000        0
                                Executive Vice President, Finance and CFO       2001     500,000     490,000        0
                                Executive Vice President, Finance and CFO       2000     441,667     650,000        0
Charles G. Manley.............  Executive Vice President, Administration        2002     513,333     678,000        0
                                Executive Vice President, Administration        2001     480,000     470,000        0
                                Executive Vice President, Administration        2000     423,417     624,000        0
William D. Sullivan...........  Executive Vice President, Exploration and
                                Production                                      2002     438,333     576,000        0
                                Executive Vice President, Exploration and
                                Production                                      2001     374,167     407,000   81,764
                                VP Operations -- Int'l, Gulf of Mexico &
                                Alaska                                          2000     310,000     380,000        0

                                     LONG-TERM COMPENSATION
                                ---------------------------------
                                        AWARDS
                                -----------------------
                                             SECURITIES                ALL
                                             UNDERLYING               OTHER
                                RESTRICTED    OPTIONS/     LTIP      COMPEN-
                                 STOCK(1)     SARS(2)     PAYOUTS    SATION
NAME                               ($)          (#)         ($)        ($)
----                            ----------   ----------   -------   ---------
Robert J. Allison, Jr. .......          0           0        0        248,288(4)
                                        0           0        0        294,441
                                        0     750,000        0      1,648,619
John N. Seitz(3)..............          0     500,000        0        135,876(4)
                                        0           0        0        145,970
                                        0     500,000        0      5,668,216
Michael E. Rose...............  1,427,700           0        0         72,971(4)
                                  499,500           0        0         78,952
                                        0     300,000        0      5,019,886
Charles G. Manley.............  1,427,700           0        0         69,175(4)
                                        0           0        0         76,715
                                        0     300,000        0      4,246,151
William D. Sullivan...........
                                1,427,700           0        0         57,623(4)
                                        0           0        0         52,554
                                        0     175,000        0      1,771,497

---------------

(1) As of December 31, 2002, Mr. Rose held 35,625 restricted shares valued at $1,706,438, Mr. Manley held 30,000 restricted shares valued at $1,437,000 and Mr. Sullivan held 30,000 restricted shares valued at $1,437,000 based on the year-end closing stock price. The restricted stock award to Mr. Rose in 2001 vests 25% per year each April 26 beginning in 2002. The restricted stock awards to Mr. Rose, Mr. Manley and Mr. Sullivan in 2002 vest 100% on July 2, 2005. Dividends will be paid on unvested shares.

(2) No SAR's are outstanding.

(3) Mr. Seitz was named President and Chief Executive Officer of the Company in January 2002.

(4) Includes (a) Company contributions to the Anadarko Employee Savings Plan and Savings Restoration Plan; (b) payments under the Annual Override Bonus Plan (no new awards have been made under this plan since 1986) and (c) the full value of Company paid split-dollar insurance. In early 2003, the Company terminated the split-dollar life insurance policies. The 2002 amounts for items (a), (b) and (c) are for Mr. Allison, $195,000, $40,237 and $8,907;
    for Mr. Seitz, $124,800, $9,640 and $1,436; for Mr. Rose, $63,400, $7,941
    and $1,630; for Mr. Manley, $59,000, $8,127 and $2,048; and for Mr.
    Sullivan, $50,720, $6,280, and $623. In addition, Mr. Allison's amount includes $4,144 attributable to the full annual cost of term life insurance purchased by the Company for Mr. Allison under the Estate Enhancement Option Program in exchange for his relinquishment of certain benefits owed him by the Company.

     The following table sets forth information concerning individual grants of stock options made during 2002 to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                          ---------------------------------------                   POTENTIAL REALIZABLE VALUE
                            NUMBER OF      % OF TOTAL                                 AT ASSUMED ANNUAL RATES
                           SECURITIES     OPTIONS/SARS   EXERCISE                   OF STOCK PRICE APPRECIATION
                           UNDERLYING      GRANTED TO    OR BASE                        FOR OPTION TERM(3)
                          OPTIONS/SARS    EMPLOYEES IN   PRICE(2)   EXPIRATION   ---------------------------------
NAME                      GRANTED(#)(1)   FISCAL YEAR     ($/SH)       DATE      0%($)      5%($)        10%($)
----                      -------------   ------------   --------   ----------   -----   -----------   -----------
Robert J. Allison,
  Jr. ..................           0            0%           n/a          n/a     $ 0    $         0   $         0
John N. Seitz...........     500,000           40%        $48.38     07/02/12     $ 0    $15,212,961   $38,552,630
Michael E. Rose.........           0            0%           n/a          n/a     $ 0    $         0   $         0
Charles G. Manley.......           0            0%           n/a          n/a     $ 0    $         0   $         0
William D. Sullivan.....           0            0%           n/a          n/a     $ 0    $         0   $         0

---------------

(1) No Stock Appreciation Rights ("SARs") were granted in 2002. Stock options granted on July 2, 2002, were granted under the Company's 1999 Stock Incentive Plan. Twenty-five percent (25%) of the options become exercisable each year on the anniversary date of the date of grant beginning on July 2, 2003. In the event of a change of control, any outstanding options will automatically vest. The Board may also take any one or more of the following actions: (i) provide for the purchase of any outstanding awards by the Company; (ii) make adjustments to any outstanding awards; or (iii) allow for the substitution of any outstanding awards by the acquiring company's stock.

(2) The exercise price equals the fair market value of the common stock on the date of grant.

(3) The dollar amounts under these columns are the results of calculation at 0% and at the 5% and 10% rates set by the SEC and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatility factors.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES
                             SHARES                           UNDERLYING           VALUE OF UNEXERCISED IN-THE-
                            ACQUIRED                   UNEXERCISED OPTIONS/SARS       MONEY OPTIONS/SARS AT
                           ON EXERCISE      VALUE        AT FISCAL YEAR-END(#)          FISCAL YEAR-END($)
NAME                           (#)       REALIZED($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE*
----                       -----------   -----------   -------------------------   ----------------------------
Robert J. Allison,
  Jr. ...................    165,000     $3,606,488              2,195,000/0              $27,371,425/$0
John N. Seitz............     30,000     $  934,013        1,028,000/500,000              $ 7,848,820/$0
Michael E. Rose..........    150,000     $1,197,563                150,000/0              $         0/$0
Charles G. Manley........          0     $        0                486,000/0              $ 2,185,965/$0
William D. Sullivan......          0     $        0                0/175,000              $         0/$0

---------------

* Computed based upon the difference between the fair market value of the Company's common stock on December 31, 2002 ($47.69 per share) and aggregate exercise price.

                               PENSION PLAN TABLE

     The Company has a defined benefit retirement plan that covers all United States employees and does not require employee contributions. The Retirement Plan provides benefits based on a formula that considers length of service and final average pay. For this purpose, "pay" or remuneration generally includes the amounts shown in the Salary and Bonus columns of the Summary Compensation Table. The following table reflects the estimated single life annuity payable annually at normal retirement at age 65 in specified remuneration and years-of-service classifications, based on the benefit formula in effect on December 31, 2002.

                                      YEARS OF SERVICE
               --------------------------------------------------------------
REMUNERATION       15           20           25           30           35
    ($)           ($)          ($)          ($)          ($)          ($)
------------   ----------   ----------   ----------   ----------   ----------
  1,000,000       268,000      357,000      446,000      535,000      624,000
  1,250,000       335,000      447,000      559,000      670,000      782,000
  1,500,000       403,000      537,000      671,000      805,000      939,000
  1,750,000       470,000      627,000      784,000      940,000    1,097,000
  2,000,000       538,000      717,000      896,000    1,075,000    1,254,000
  2,250,000       605,000      807,000    1,009,000    1,210,000    1,412,000
  2,500,000       673,000      897,000    1,121,000    1,345,000    1,569,000
  2,750,000       740,000      987,000    1,234,000    1,480,000    1,727,000
  3,000,000       808,000    1,077,000    1,346,000    1,615,000    1,884,000
  3,250,000       875,000    1,167,000    1,459,000    1,750,000    2,042,000
  3,500,000       943,000    1,257,000    1,571,000    1,885,000    2,199,000
  3,750,000     1,010,000    1,347,000    1,684,000    2,020,000    2,357,000
  4,000,000     1,078,000    1,437,000    1,796,000    2,155,000    2,514,000
  4,250,000     1,145,000    1,527,000    1,909,000    2,290,000    2,672,000
  4,500,000     1,213,000    1,617,000    2,021,000    2,425,000    2,829,000
  4,750,000     1,280,000    1,707,000    2,134,000    2,560,000    2,987,000

     Messrs. Allison, Seitz, Rose, Manley and Sullivan, respectively, have 29, 25, 25, 29 and 21 years of accrued service under the Plan. An employee becomes vested in his or her benefit under the Retirement Plan at completion of five years of vesting service as defined in the Retirement Plan.

     A portion of the benefits shown in the table may be paid from the Company's Supplemental Retirement Restoration Plan, rather than from the Retirement Plan, due to limitations imposed by the Internal Revenue Code that restrict the amount of benefits payable under tax-qualified plans.

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's common stock to the S&P 500 Index and to the Dow Jones Oil -- Secondary Index for the last five years. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1997, and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     ANADARKO PETROLEUM CORP., DOW JONES OIL -- SECONDARY AND S&P 500 INDEX

                              (PERFORMANCE GRAPH)
                         FISCAL YEAR ENDED DECEMBER 31

----------------------------------------------------------------------------------------------------------------
                                       1997         1998         1999         2000         2001         2002
----------------------------------------------------------------------------------------------------------------
 Anadarko Petroleum Corporation...     100          102          114          238          191          162
 Dow Jones Oil -- Secondary
  Index...........................     100           69           79          126          116          119
 S&P 500 Index....................     100          129          156          141          125           97

 Assumes $100 invested on December 31, 1997.

 *  Total Return Assumes Reinvestment of Dividends

 Total Return Data Provided by S&P's Institutional Market Services and Dow Jones & Company Inc.

                          TRANSACTIONS WITH MANAGEMENT

CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into key employee change of control contracts with each of the named executive officers and with certain other key executives. These severance contracts have an initial three-year term that is automatically extended for one year upon each anniversary, unless a notice not to extend is given by the Company. If a change of control of the Company (as defined below) occurs during the term of the severance contract, then the contract becomes operative for a fixed three-year period. The severance contracts generally provide that the executive's terms and conditions of employment (including position, work location, compensation and benefits) will not be adversely changed during the three-year period after a change of control of the Company. If the Company terminates the executive's employment

(other than for cause, death or disability), the executive terminates for good reason during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control, and upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive is generally entitled to receive the following payment and benefits:

        (i)  earned but unpaid compensation;

        (ii) up to 2.9 times the executive's base salary plus annual bonus (based on historic annual bonus);

        (iii) the Company matching contributions which would have been made had the executive continued to participate in the Anadarko Employee Savings Plan and the Savings Restoration Plan for up to an additional three years;

        (iv) the value of any investments credited to the executive under the Savings Restoration Plan; and

        (v) the present value of the accrued retirement benefit under the Retirement Restoration Plan and the additional retirement benefits, including retiree medical, which would have been received had the executive continued service for up to an additional three years.

     In addition, the severance contract provides for a continuation of various medical, dental, disability and life insurance plans and financial counseling for a period of up to three years, outplacement services and the payment of all legal fees and expenses incurred by the executive in enforcing any right or benefit provided by the severance contract. The severance contract also provides that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code.

     As a condition to receipt of these severance benefits, the executive must remain in the employ of the Company and render services commensurate with his or her position until the executive is terminated pursuant to the provisions of the agreement. The executive must also agree to retain in confidence any and all confidential information known to him or her concerning the Company and its business so long as the information is not otherwise publicly disclosed. As of the date of this proxy statement, no amounts have been paid under the severance contracts.

     In addition, pursuant to the Company's stock plans, upon a change of control of the Company (as defined below):

     - Outstanding options and stock appreciation rights that are not vested and exercisable become fully vested and exercisable.

     - The restrictions on any outstanding restricted stock lapse.

     - If any performance-based restricted stock awards are outstanding, they become fully vested and the performance goals are deemed to be earned unless otherwise provided in the participant's award agreement.

     For purposes of the severance contracts and the Company's stock plans, a change of control is generally defined as:

        (1) Any individual, entity or group acquiring beneficial ownership of 20% or more of either the outstanding shares of the Company's common stock or the combined voting power of the outstanding voting securities of the Company entitled to vote generally for the election of directors;

        (2) Individuals who constitute the Board on the date hereof cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date hereof will be deemed a member of the incumbent Board;

          (3) Approval by the Company's stockholders of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity, unless following the business combination:

           (a) all or substantially all of the beneficial owners of the Company's outstanding common stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

           (b) no person, entity or group owns 20% or more of the outstanding voting securities of the corporation resulting from the business combination; and

           (c) at least a majority of the board of the corporation resulting from the business combination were members of the Company's Board prior to the business combination; or

        (4) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

                              INDEPENDENT AUDITOR

     KPMG LLP served as the Company's independent auditor during 2002. Representatives of KPMG LLP will be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     It is not expected that any other matters will come before the meeting. However, if any other matters properly come before the meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     An eligible stockholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2004 Annual Meeting must notify the Corporate Secretary of the Company. The proposal must be received no later than November 25, 2003.

                               PROXY SOLICITATION

     The Company pays for the cost of preparing, assembling and mailing the material in connection with the solicitation of proxies. It is expected that the solicitation of proxies will be primarily by mail but solicitations may also be made personally or by telephone, email or facsimile by officers and other employees of the Company without additional compensation. The Company pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. In addition, the Company has engaged Mellon Investor Services, LLC to assist in the solicitation of proxies for this Annual Meeting at an estimated fee of $5,000 plus disbursements.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ SUZANNE SUTER

                                            SUZANNE SUTER
                                            Vice President, Corporate Secretary
                                            And Chief Governance Officer

Dated: March 24, 2003
The Woodlands, Texas

SEE ENCLOSED PROXY CARD -- PLEASE VOTE PROMPTLY.

                                                                      APPENDIX A

                         ANADARKO PETROLEUM CORPORATION

                            AUDIT COMMITTEE CHARTER

COMMITTEE'S PURPOSE

     The Audit Committee (Committee) is appointed by the Board of Directors (Board) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) performance of the Company's internal and independent auditors, and (5) the business practices and ethical standards of the Company. The Committee is also directly responsible for (a) the appointment, compensation, retention and oversight of the work of the Company's independent auditors, and (b) the preparation of the report that the Securities and Exchange Commission (Commission) requires to be included in the Company's annual proxy statement. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditor.

COMMITTEE MEMBERSHIP

     Independence. The Committee shall consist of three or more independent members of the Board of Directors. Independence shall be determined as to each member by the full Board. To be considered independent, each Committee member
(1) must meet the independence requirements of the New York Stock Exchange
(NYSE), the Sarbanes-Oxley Act of 2002 (SOX) and the rules and regulations of the Commission, (2) must not accept any compensation from the Company either directly or indirectly other than compensation as a Board or Committee member and (3) must not be an affiliated person of the Company or any of its subsidiaries. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     Financial Literacy. All members of the Committee shall be financially literate as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee, and at least one member of the Committee shall be an audit committee financial expert, as determined in the judgment of the Board.

COMMITTEE COMPOSITION

     The members of the Committee shall be nominated by the Nominating and Corporate Governance Committee and elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.

     Chairman. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of all the Committee members.

MEETINGS

     The Committee shall meet at least four times annually or more frequently as circumstances dictate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

AUTHORITY OF THE COMMITTEE

     The Audit Committee shall have the authority (1) to exercise all powers with respect to the appointment, compensation, retention and oversight of the work of the independent auditor for the Company and its subsidiaries, (2) to retain special legal, accounting or other consultants to advise the Committee and (3) to approve funds to pay the fees for such advisors. As part of its oversight role, the Committee may investigate any matter brought to its attention, with the full power to retain outside counsel or other experts for this purpose. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

RESPONSIBILITIES

     The Audit Committee shall:

                   FINANCIAL STATEMENT AND DISCLOSURE MATTERS

      1. Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company's financial statements. In addition, the review shall include the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Based on the annual review, recommend inclusion of the financial statements in the Annual Report on Form 10-K to the Board.

      2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      3. Review and discuss reports from the independent auditors on:

          A. All critical accounting policies and practices to be used.

          B. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          C. Other material written communications between the independent auditor and management, such as any management letter.

      4. Discuss with management the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally consisting of discussing the types of information to be disclosed and the types of presentations to be made.

      5. Discuss with management and the independent auditor the effect on the Company's financial statements of significant regulatory and accounting initiatives as well as off-balance sheet structures.

      6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      7. Review with the independent auditor any audit problems or difficulties and management's response, including, but not limited to (1) any restrictions on the scope of the auditor's activities, (2) any restriction on the access of the independent auditor to requested materials, (3) any significant disagreements with management and (4) any audit differences that were noted or proposed by the auditor but for which the Company's financial statements were not adjusted (as immaterial or otherwise). The Committee will resolve any disagreements between the auditors and management regarding financial reporting.

      8. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      9. Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No.
         61 -- Communication with Audit Committees.

     10. Prepare the report that the Commission requires to be included in the Company's annual proxy statement and review the matters described in such report.

     11. Obtain quarterly assurances from the senior internal auditing executive and management that the system of internal controls is adequate and effective. Obtain annually a report from the independent auditor, with attestation, regarding management's assessment of the effectiveness of the internal control structure and procedures for financial reporting.

   RESPONSIBILITY FOR THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     12. Be solely responsible for the appointment, compensation, retention and oversight of the work of the independent auditors employed by the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditors is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditors.

     13. Review, at least annually, the qualifications, performance and independence of the independent auditor. In conducting such review, the Committee shall obtain and review a report by the independent auditor describing (1) the firm's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any formal investigation by governmental or professional authorities regarding services provided by the firm which could affect the financial statements of the Company, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company that could be considered to bear on the auditor's independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners in accordance with Commission rules and the securities laws. In addition, the Committee shall consider the advisability of regularly rotating the audit firm in order to maintain the independence between the independent auditor and the Company.

     14. Approve in advance any audit or permissible non-audit engagement or relationship between the Company and the independent auditors. The Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services. The Committee hereby delegates to the Chairman of the Committee the authority to approve in advance all audit or non-audit services to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting.

     15. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit including the responsibilities and staffing of the Company's internal audit department personnel who will assist in the audit.

     16. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

               OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

     17. Review the appointment and replacement of the senior internal auditing executive.

     18. Review the activities and organizational structure of the internal auditing department and the significant reports to management prepared by the internal auditing department and management's responses.

     19. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit department.

                      COMPLIANCE OVERSIGHT RESPONSIBILITY

     20. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

     21. Obtain reports from management and the Company's senior internal auditing executive that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review disclosures required to be made under the securities laws of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     22. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Also, the Committee shall maintain procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting, internal controls or auditing matters.

     23. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

     24. Review at least annually legal matters with the Company's General Counsel that may have a material impact on the financial statements, the Company's compliance policies, including but not limited to the Foreign Corrupt Practices Act, and any material reports or inquiries received from regulators or governmental agencies.

                                     OTHER

     25. Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

     26. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     27. Perform an annual performance evaluation of the Committee.

                                                                      APPENDIX B

                         ANADARKO PETROLEUM CORPORATION

                  COMPENSATION AND BENEFITS COMMITTEE CHARTER
               ADOPTED BY THE BOARD OF DIRECTORS JANUARY 30, 2003

PURPOSE

     The Compensation and Benefits Committee (the "Committee") is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP

     The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements adopted by the Board of Directors in accordance with the requirements of the New York Stock Exchange and the Securities and Exchange Commission and shall be outside directors within the meaning of section 162(m) of the Internal Revenue Code of 1986.

     The members of the Committee shall be directors of the Company and shall be nominated by the Nominating and Corporate Governance Committee and elected by the Board of Directors. Committee members shall serve for a period of one year unless such member resigns or is replaced by the Board of Directors and their successor appointed. Committee members may be removed by a majority vote of the full Board.

MEETINGS

     The Committee shall meet as often as necessary to carry out its responsibilities. Meetings can be called by any member of the Committee. Reports of actions of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     1. The Committee shall have the sole authority to retain and terminate any legal counsel or compensation or other consultant to be used to assist in the evaluation of director or executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors and the sole authority to approve the payment of the advisor's fees and other retention items. All fees and other retention items for compensation consultants, internal or external legal, accounting or other advisors shall be paid by the Company.

     2. Chairman and/or the Chief Executive Officer. The Committee shall set corporate goals and objectives relevant to the Chairman's and/or the Chief Executive Officer's compensation. In determining the long-term incentive component of the Chairman and/or the Chief Executive Officer compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to chairmen and/or the chief executive officers at comparable companies, and the awards given to the Company's Chairman and/or the Chief Executive Officer in past years. The Committee shall annually review and evaluate, including a written evaluation, the Chairman's and/or the Chief Executive Officer's performance in light of those goals and objectives. The Committee shall have the sole authority to approve, amend or terminate for the Chairman and/or the Chief Executive Officer of the Company the following compensation levels based on this evaluation: (a) annual base salary level, (b) annual incentive opportunity level, (c) long-term incentive opportunity level, (d) employment agreements or severance arrangements, and (e) any special or supplemental benefits except as provided in Paragraph 6 of this Charter.

     3. Other Executives. The Committee shall annually review and have the sole authority to approve, amend or terminate for the executives of the Company, other than the Chairman and/or the Chief Executive Officer, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements or severance arrangements, and (e) any special or supplemental benefits except as provided in Paragraph 6 below.

     4. Directors. The Committee shall have the sole authority to approve, amend or terminate for directors (a) the annual compensation, and (b) any additional compensation for service on committees of the Board, service as a committee chairman, service as presiding director of the executive sessions of the Board, meeting fees or any other benefit payable by virtue of the director's position as a member of the Board of Directors, except as provided in Paragraph 6 below.

     5. Compensation and Benefit Plans. The Committee shall have the sole authority to approve, amend or terminate incentive-compensation plans and any qualified equity-based plans, including the approval, amendment or termination of any tax-qualified plan or section 125 plan, except as provided in Paragraph 6 of this Charter. The Committee shall have the sole authority to appoint and remove various plan Trustees, appoint and remove members of the Administrative Committee; and to appoint and remove the Plan Administrator.

     6. Ratification Required by the Board. The following shall be presented as a recommendation to the full Board and approved by the full Board (i) any action, including, but not limited to, the adoption or amendment of any non-qualified equity compensation plan, that is required by law or regulation to be submitted to the shareholders of the Company for approval, and (ii) any approval, amendment or termination of change in control agreements/provisions related to the directors or officers of the Company. In the event the recommendation of the Committee is not approved by the Board, the recommended action must be returned to the Committee for further consideration. Any future Committee recommendation regarding such item must, again, be presented to the Board for its approval.

     For the purpose of this Charter, a "non-qualified equity compensation plan" shall mean any plan that does not meet the requirements of Section 401(a) or 423 of the Internal Revenue Code, as amended or the definition of an "excess benefit plan within the meaning of Section 3(36) of the Employee Retirement Security Act.

     7. Annual Report. The Committee shall produce an annual report on executive compensation for inclusion in the Company's proxy statement.

     8. Competitive Compensation Position. The Committee shall annually review market data to assess the Company's competitive position for each component of executive compensation (especially base salary, annual incentives, long-term incentives, and supplemental executive benefit programs) by reviewing market data for appropriate peer companies.

     9. Cash Effect. The Committee shall monitor the cumulative cash effect on the Company caused by bonus and other cash-based incentive plans of the Company, especially in relation to the Company's net income for the applicable year(s).

     10. Stock Ownership Policy. The Committee shall establish and monitor the stock ownership policy with regard to the officers and directors of the Company and monitor compliance with this policy.

     11. Executive Session. The Committee shall determine which officers of the Company or other visitors to invite to the Committee's meetings. In the sole discretion of the Committee, the Committee may meet in executive session at any time.

     12. Report to the Board. Following each action by the Committee, the Committee shall make a report to the full Board at the next regularly scheduled meeting of the full Board.

     13. Charter Review. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance by distributing to its members a written self-assessment. The results of such self-assessment shall be presented to the Board of Directors at its next meeting.

     14. Delegation/Written Consent. The Committee may form and delegate authority to subcommittees when it determines that such action is appropriate under the circumstances; and the Committee may take action in the absence of a meeting by unanimous written consent of all members.

     15. Additional Activities. The Committee shall perform any other activities consistent with this Charter, the Company's By-laws and applicable law, as the Committee deems appropriate to carry out its assigned duties or as requested by the Board.

                                                                      APPENDIX C

                         ANADARKO PETROLEUM CORPORATION

                            NOMINATING AND CORPORATE
                          GOVERNANCE COMMITTEE CHARTER
             ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 30, 2003

PURPOSE

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in identifying qualified individuals to become directors, recommend to the Board qualified director nominees for election at the stockholders' annual meeting, determine membership on the Board committees, recommend a set of Corporate Governance Guidelines, conduct annual self-evaluations of the Board and the Committee, and report annually to the Board on the Chief Executive Officer ("CEO") succession plan.

COMMITTEE MEMBERSHIP

     The Committee members shall be appointed, and may be replaced, by the Board. The Committee shall consist of no fewer than three directors. All members of the Committee shall meet the independence standards as specified in the Company's Corporate Governance Guidelines, which have been adopted by the Board.

MEETINGS

     The Committee shall meet as often as necessary to carry out its responsibilities. Any Committee member may request the Chairman of the Committee to call a meeting. The Chairman of Committee shall report on any Committee meeting held at the next regularly scheduled Board meeting following the Committee meeting.

COMMITTEE GOALS AND RESPONSIBILITIES

      1. The Committee shall recommend to the Board director nominees for election at the stockholders' annual meeting.

      2. Prior to nominating an existing director for re-election to the Board, the Committee shall consider and review the existing director's:

        a) Board and committee meeting attendance and performance;

        b) length of Board service;

        c) experience, skills and contributions that the existing director brings to the Board; and

        d) independence.

      3. In the event that a director vacancy arises, the Committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or election at the stockholders' annual meeting.

      4. A director nominee shall meet the director qualifications specified in the Company's Corporate Governance Guidelines, including that the director nominee possess personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Anadarko stockholders.

      5. The Committee shall have the sole discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel and/or any other internal or external advisors and approve all related fees and retention terms.

      6. The Committee shall review the Board's committee structure and recommend to the Board for its approval directors to be appointed as members on each Board committee. Prior to recommending the re-appointment of a director to a Board committee, the Committee shall review the existing director's independence, if required, skills, Board committee meeting attendance, performance and contribution, and his or her fulfillment of committee responsibilities. If a vacancy on a Board committee occurs, the Committee shall recommend a director with relevant experience and skills, and who is independent, if required by the committee charter, to be appointed to fill the vacancy.

      7. The Committee shall recommend to the Board for its approval the Corporate Governance Guidelines. The Committee will review annually the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

      8. The Committee shall develop and recommend to the Board for its approval an annual self-evaluation process for the full Board that will be conducted and overseen by the Committee. The Committee shall report to the full Board, following the end of each fiscal year, the results of the annual self-evaluation, including any comments from the self-evaluations. However, any comments from the self-evaluations regarding individual directors shall be reported to the Chairman, CEO and Presiding Director, and if necessary, to the relevant committee chairman.

      9. The Committee shall annually review its own performance by distributing to its members a written self-assessment.

     10. The Committee shall make an annual report to the Board on emergency as well as expected CEO succession planning. The full Board will work with the Committee to recommend and evaluate potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential CEO successors, along with a review of any development plans recommended for such individuals.

     11. All concerns regarding non-financial matters that are reported to the Anonymous Reporting Hotline shall be reported to the Committee for review and investigation.

     12. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                                                                      APPENDIX D

                         ANADARKO PETROLEUM CORPORATION

                        CORPORATE GOVERNANCE GUIDELINES
             ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 30, 2003

ROLE AND FUNCTIONS OF THE BOARD OF DIRECTORS

     The role of the Board of Directors (the "Board") is to oversee and monitor the Company's management in the interest and for the benefit of the Company's stockholders. To fulfill its role the Board or a Board committee must perform the following primary functions:

        1. oversee the conduct of the Company's business to evaluate whether the business is being properly managed;

        2. review and, where appropriate, approve the Company's major financial objectives, plans and actions;

        3. review and, where appropriate, approve major changes in, and determinations of other major issues respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company's financial statements;

        4. assess major risk factors relating to the Company and its performance, and review measures to address and mitigate such risks;

        5. evaluate regularly the performance and approve the compensation of the CEO and, with the advice of the CEO, evaluate regularly the performance of principal senior executives; and

        6. plan for succession of the CEO and monitor management's succession planning for other key executives.

     In discharging these obligations, directors should be entitled to rely reasonably on the honesty and integrity of their fellow directors and the Company's executives and its outside advisors and auditors. The directors shall be entitled to (i) have the Company purchase reasonable directors' and officers' liability insurance on their behalf; (ii) the benefits of indemnification to the fullest extent permitted by law under the Company's charter, by-laws and any indemnification agreements; and (iii) exculpation as provided by state law and the Company's charter.

     The Board may discharge its responsibilities either directly or by delegating them to its committees, except that the Board may not delegate any of its responsibilities which, under applicable law or the Company's restated certificate of incorporation, may not be delegated to a committee of the Board. The Board and each Board committee shall have the full power and authority to hire, at the expense of the Company, independent financial, accounting, legal or other advisors, as necessary to fulfill their duties, without consulting or obtaining the approval of any officer of the Company.

     The Board should promote policies within the Company that encourage a corporate culture of openness, honesty, fairness and accountability. These policies also should apply to the Board and to relationships among and between the Board, stockholders and employees. The Board should periodically review and amend these policies if needed.

     The Board should recognize that the actual management of the business and affairs of the Company should be conducted by the CEO and other senior managers under his or her supervision and that, in performing the management function, the CEO and other senior managers are obliged to act in a manner that is consistent with the oversight functions and powers of the Board and the standards of the Company and to execute any specific plans, instructions or directions of the Board.

DIRECTOR QUALIFICATIONS

     Independence: The Board shall have a majority of directors who meet the independence criteria adopted by the Board. The independence criteria are discussed below under "Director Independence."

     Qualifications: A director should possess personal and professional integrity, have good business judgment, relevant experience and skills and be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company stockholders. Directors should be committed to devoting sufficient time and energy to diligently performing their duties as directors.

     Size of Board: The Board shall determine the appropriate size of the Board within the requirements of the Company's Charter and Bylaws.

     Selection Process: In accordance with the policies and principles in its charter, the Nominating and Corporate Governance Committee is responsible for identifying and recommending potential director nominees to the Board for its approval when there is a vacancy on the Board. The Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board shall extend an invitation to the potential director nominee to join the Board.

     Annual Review of Independence and Qualifications: The Nominating and Corporate Governance Committee shall distribute annually a self-evaluation to the Board that includes an assessment of the directors' independence and qualifications.

     Resignation from the Board: An individual director should offer his or her resignation in the event the director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board. The Board should consider the continued appropriateness of the director's membership on the Board under the changed circumstances and then the Board should determine whether or not to accept the director's resignation. Also a director should tender a resignation in the event there is a substantial conflict of interest between the director and the Company or the Board and such conflict cannot be resolved to the satisfaction of the Board.

     Retirement from the Board: A director shall retire from the Board at the end of the calendar year in which he or she reaches 70 years of age.

     Recusal when Conflict of Interest: Prior to any Board discussion or decision related to any matter that potentially affects a director's personal, business or professional interests, that director should (i) disclose the existence of the potential conflict of interest to the Chairman of the Board and
(ii) if the Chairman of the Board (in consultation with legal counsel) determines a conflict exists or the perception of a conflict is likely to be significant, recuse himself or herself from any discussion or vote related to the matter.

     Limit on Number of Board Memberships: No director may serve on more than three other public company boards. A director should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.

     Term Limits: The Board does not believe it should establish term limits. The Company and its stockholders both benefit from Board continuity and stability and by allowing directors to focus on long-term business strategies and results.

DIRECTOR INDEPENDENCE

     A substantial majority of the Board and all members of the Audit, the Compensation and Benefits, and the Nominating and Corporate Governance Committees shall be independent. The Board must make an affirmative determination whether or not a director is independent and disclose this determination in the annual proxy statement.

     The term independent is defined in accordance with the proposed New York Stock Exchange ("NYSE") independence requirements, the Sarbanes-Oxley Act and the Board's business judgment. A director is deemed to be independent if he or she does not have a direct or indirect material relationship with the Company or any of its affiliates or with any senior management member of the Company or any of its affiliates. In determining the materiality of a relationship and the director's independence, the Board shall be guided by the following independence standards:

     A director shall be deemed to have a material relationship with the Company and/or its affiliates and thus shall not be deemed independent if, within the past five years:

     - The director is or has been employed by the Company or its affiliates;

     - An immediate family member (defined below) of the director is or has been employed by the Company or any of its affiliates as an officer;

     - The director is or has been affiliated with or employed by the Company's or any of its affiliate's present or former independent auditor;

     - An immediate family member of the director is or has been employed by the Company's or any of its affiliate's present or former independent auditor as a partner, principal or manager; or

     - An executive officer of the Company serves on the compensation committee of a company which employs the director, or which employs an immediate family member of the director as an officer.

     Other material relationships in which the director shall not be deemed to be independent are:

     - The director or an immediate family of the director is a director, officer, general partner or large equity holder of a significant customer of or supplier to the Company and/or its affiliates of nonprofessional services and goods;

     - The director or an immediate family member of the director is a director, officer, general partner or large equity holder of a significant paid adviser, paid consultant or other paid provider of professional services to the Company or its affiliates, or to any senior management member of the Company; or

     - The director or an immediate family member of the director is a director, officer or trustee of a charitable or tax-exempt organization to whom the Company, one of its affiliates or any senior management member of the Company or its affiliates makes substantial charitable contributions.

     In the following circumstances, the material relationships shall be deemed immaterial and thus the director shall remain independent:

     - A director who serves as an Interim Chairman or Interim CEO of the Company shall not be deemed a former employee for the purpose of determining independence and as such, the director shall retain his independent status when his service as Interim Chairman or Interim CEO ends;

     - The material relationship that is based on having an immediate family member of the director serving as an officer of the Company or an officer of a Company affiliate shall be deemed immaterial upon the death or incapacitation of that immediate family member; or

     - The material relationship that is based on the director's or the director's immediate family member's connection to a significant customer, supplier or provider of the Company or its affiliates shall be deemed immaterial, if the Board in its business judgment determines that the commercial transactions between the Company or one of its affiliates and the significant customer, supplier or provider were conducted at arm's length in the ordinary course of business and that such a relationship is immaterial in light of all circumstances.

     For any relationships not covered above, the determination of whether these relationships are material or not and whether the director would be independent or not, shall be made by the directors who satisfy the independence standards set forth in this section. In making these determinations, the Board shall examine all factors that may appear to affect independence, including commercial, industrial, financial, banking, legal, accounting, charitable, familial relationships and long-standing friendships.

     The Company and its affiliates shall not make any personal loans or extensions of credit to directors or executive officers. All directors shall only receive directors' fees as their compensation for Board and/or Board committee service. The payment of consulting, advisory or other compensatory fees to a director from the Company or one of its affiliates is prohibited and shall negate the director's independence.

     Each director has an affirmative obligation to inform the Board of any material changes in his or her circumstances or relationships that may impact his or her designation by the Board as "independent."

     For the purposes of these independence standards guidelines, the terms:

     - Affiliate means any corporation or other entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the Board or comparable governing body of such entity;

     - Immediate Family Member includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters in-law, brothers and sisters in-law, and anyone (other than employees) who shares such person's home; and

     - Significant means payments to or from an entity where the payments exceed five percent of the entity's annual gross revenues.

     Under Section 162(m) of the Internal Revenue Code, as amended, a director is an outside director if the director

     - is not a current employee of the Company;

     - is not a former employee of the company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

     - has not been an officer of the company; and

     - does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director.

BOARD MEETINGS

     The Board expects to have four regularly scheduled meetings each year. Upon adequate notice, unscheduled meetings may be called throughout the year as the need arises. The Chairman of the Board shall consult with other Board members in determining the times and duration of the Board meetings.

     Meeting Attendance: Directors are expected to attend regularly Board and committee meetings on which they serve. Directors also are expected to convene and devote an adequate amount of time and effort to discharge properly their responsibilities.

     Board Materials: Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should be distributed in writing to the directors before the meeting if possible. Directors are expected review these materials in advance of the meeting. A director may request that the CEO or appropriate member of senior management present to the Board specific information as it relates to the Company and its operations.

     Board Meeting Agenda: The Chairman of the Board shall establish the agenda for each Board meeting. Each director shall be furnished with a copy of the agenda in advance of the Board meeting if possible, and if advance distribution is not possible, then the agenda shall be distributed at the Board meeting. Each director may suggest the inclusion of agenda items. Each director can bring up, at any Board meeting, subjects that are not on the agenda for that meeting.

     Non-Management Executive Session of Directors: The non-management directors shall meet in executive session after each regularly scheduled Board meeting or more frequently, if necessary. The non-management directors shall elect a "Presiding Director" to preside at these non-management executive sessions. The name of the Presiding Director shall be disclosed in the annual proxy statement, together with a system for interested parties to communicate directly with the "Presiding Director."

BOARD COMMITTEES

     The Board shall have at all times an Audit Committee, a Compensation and Benefits Committee and a Nominating and Corporate Governance Committee. All members of these Committees shall be independent directors as determined by the Board in accordance with the aforementioned independence criteria. Committee members shall be appointed by the Board upon recommendation (after consultation with the Chairman) of the Nominating and Corporate Governance Committee. In making any committee appointments, consideration should be given to the periodic rotation of a committee member; however, such rotation is within the Board's discretion.

     The Audit Committee, Compensation and Benefits Committee and the Nominating and Corporate Governance Committee each shall have a written charter that sets forth the committee's structure, membership qualifications, purposes, responsibilities, and procedures for appointing and removing committee members. The charters also shall provide that each committee annually evaluates its performance.

     Each committee chairman, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. Each committee chairman, in consultation with the appropriate members of the committee and management, shall develop the committee's agenda. Each committee shall report to the Board its activities, findings and recommendations after each committee meeting.

     The Board may, from time to time, establish or maintain additional committees of the Board, including an Executive Committee. If an Executive Committee is established, it will have the powers and authority as specified in the Company's by-laws.

     Each committee shall have the full power and authority to hire independent legal, financial or other advisors as it may deem necessary, without consulting with or obtaining the pre-approval of any Company officer or the Board.

     Any director may attend any committee meetings, whether or not he or she is a member of that committee, providing that he or she has obtained pre-approval to attend from the committee chair or a majority of the committee.

CHAIRMAN OF THE BOARD

     The Board will appoint the Chairman of the Board who can be an employee of the Company. The Chairman will chair all regular sessions of the Board and (with input from the CEO to the extent not inappropriate) set the agenda for Board meetings, subject to the right of each Board member to suggest the inclusion of item(s) on any agenda.

DIRECTOR ACCESS TO OFFICERS, EMPLOYEES AND INDEPENDENT ADVISERS

     Directors are encouraged to keep themselves informed with regard to the Company and its operations. Directors shall have full and free access to Company officers and employees. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO, the Corporate Secretary or directly by the director. Directors shall use their judgment to ensure that any such contact is not disruptive to the Company's business operations and shall, to the extent that it is not inappropriate, copy the CEO on any written communications between a director and a Company officer or employee.

     The Board shall approve any director's request to have senior Company officers and other personnel regularly attend the Board meetings. Directors will also have access to the Company's independent advisors following consultation with the CEO to the extent not inappropriate.

DIRECTOR COMPENSATION

     All directors shall receive directors' fees as their only compensation for Board and/or Board committee service. Directors' fees shall be in the form of cash, company stock, including options and restricted stock, or combination thereof, as well as any additional benefits regularly given to all directors. The exact amount and form of director compensation shall be determined and reviewed annually by the Compensation and Benefits Committee in accordance with the policies and principles set forth in its charter.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

     All new directors shall receive an orientation package. The package will include a copy of the Company's by-laws and charter, the Code of Business Conduct and Ethics, the Corporate Governance Guidelines, all SEC filings for the current year and last preceding calendar year, press releases issued during the current calendar year and any other pertinent information. The new director will attend a meeting with the CEO and Chief Financial Officer to be briefed on the Company's strategic plans, its significant financial, accounting and risk management issues and current significant exploration and development projects.

     All directors must receive annual director education in subjects relevant to the duties of a director, including the study of corporate governance best practices or ethics. This education may be as a result of a program planned by the Company or by the director attending a pre-approved seminar, with all expenses paid by the Company.

CEO EVALUATION AND MANAGEMENT SUCCESSION

     The Compensation and Benefits Committee shall conduct an annual review of the CEO's performance and compensation, as set forth in its charter. The executive session of the Board shall review the Compensation and Benefits Committee's report in order to ensure that the CEO is providing the best long and short-term leadership for the Company.

     The Nominating and Corporate Governance Committee shall make an annual report to the Board on emergency as well as expected CEO succession planning. The entire Board shall work with the Nominating and Corporate Governance Committee to nominate and evaluate potential successors to the CEO. The CEO shall provide the Committee with his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

ANNUAL SELF-EVALUATIONS

     The Nominating and Corporate Governance Committee shall have responsibility for conducting and overseeing the annual self-evaluations for the Board and reporting the results to the Board following the end of each fiscal year. The evaluations will be based on such objective and subjective criteria, as the Board deems appropriate.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Board shall adopt and maintain the Code of Business Conduct and Ethics (the "Code") for the directors, officers and employees of the Company in compliance with the proposed NYSE requirements. The Code shall be posted on the Company's website. The purpose of the Code shall be to focus the directors, officers and employees on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability.

     Each director shall act at all times in accordance with the requirements of the Code. Waivers of the Code for any officer or director may only be made by the Board of the Company or by a Board committee composed of independent directors. Any waiver for an officer or director must be posted on the Company website and communicated to stockholders.

REPORTS OF ACCOUNTING CONCERNS

     Any reports of concerns regarding accounting, internal auditing controls or other audit matters shall be reported to the Chief Governance Officer, the General Counsel and the Chairman of the Audit Committee. These reports are confidential and may be anonymous. The Board shall be notified of these reports at every quarterly Board meeting or sooner, if necessary.

                                                                      APPENDIX E

                         ANADARKO PETROLEUM CORPORATION

                      CODE OF BUSINESS CONDUCT AND ETHICS
                                  JANUARY 2003

     Anadarko Petroleum Corporation has been built by hard work, prudent risk-taking and high standards of conduct and ethics. It is the responsibility of every Anadarko director, officer and employee to maintain our commitment to these basic principles so that we can continue to provide value to our stockholders and maintain our reputation. We want to continue to be the kind of company that can attract and retain the best people in our industry. It is the intent of this Code of Business Conduct and Ethics to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness that have made Anadarko a leader.

     Please review these policies and return to them for guidance when you are in doubt as to the right course of conduct. If your questions are not answered by this Code, STOP; take advantage of the Company's open door policy; and, only when you are comfortable that your contemplated action complies with high ethical standards, proceed. We must take responsibility for our own conduct.

     In addition to fulfilling our own duty to the Company, we must protect the Company from the harmful conduct of others. We must prevent illegal or unethical practices from taking root in our corporate culture. If we cannot prevent such practices, we must report the violations to someone that can. Even if the actions reported are those of our supervisors or managers, if they are illegal or unethical, they are against the policy of Anadarko. No harassment or retribution against those who report such actions in good faith will be tolerated.

     Corporate leaders must set a personal example of honesty, respect and loyalty. Leaders must help to develop a corporate culture in which openness and communication is combined with prudent risk-taking and constant improvement of our business practices. We should learn from our mistakes as well as our successes.

     Whether interacting with stockholders, board members or employees, or with customers, suppliers, competitors or the community at large, let the principles expressed in this Code be your guide. You should represent our Company with honor, integrity and your best effort. Let us uphold these standards so that the reputation of Anadarko Petroleum Corporation becomes the standard that other companies emulate.

Robert J. Allison, Jr.,                        John N. Seitz,
Chairman                                       President and Chief Executive Officer

                         ANADARKO PETROLEUM CORPORATION

                      CODE OF BUSINESS CONDUCT AND ETHICS

     OUR CODE APPLIES TO EVERY DIRECTOR, OFFICER (INCLUDING OUR CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER), AND EMPLOYEE OF ANADARKO PETROLEUM CORPORATION. THE TERM EMPLOYEE INCLUDES ANY INDIVIDUAL THAT IS PAID ON THE ANADARKO PAYROLL.

     To further the Company's fundamental principles of honesty, loyalty, fairness and forthrightness, we have established the Anadarko Code of Business Conduct and Ethics. Our Code strives to deter wrongdoing and promote the following six objectives:

          1. Honest and ethical conduct;

          2. Avoidance of conflicts of interest;

          3. Full, fair, accurate, timely and transparent disclosure;

          4. Compliance with the applicable government and self-regulatory organization laws, rules and regulations;

          5. Prompt internal reporting of Code violations; and

          6. Accountability for compliance with the Code.

     Below, we discuss situations that require application of our fundamental principles and promotion of our objectives. If there is a conflict between this Code and a specific procedure you should consult the Legal department for guidance.

                  ACCOUNTABILITY FOR COMPLIANCE WITH THE CODE

     Each of the Company's directors, officers and employees is expected to:

     Understand. Anadarko expects YOU to understand the requirements of your position including Company expectations and governmental rules and regulations that apply to your position.

     Comply. Anadarko expects YOU to comply with this Code and all applicable laws, rules and regulations.

     Report. Anadarko expects YOU to report any violation of this Code of which you become aware.

     Accountable.  Anadarko holds YOU accountable for complying with the Code.

                               TABLE OF CONTENTS

Accounting Policies.........................................    E-4
Amendments and Modifications of this Code...................    E-4
Anonymous Reporting.........................................    E-4
Anti-boycott and U.S. Sanctions Laws........................    E-4
Antitrust and Fair Competition Laws.........................    E-4
Bribery.....................................................    E-5
Compliance with Laws, Rules and Regulations.................    E-5
Computer and Information Systems............................    E-6
Confidential Information Belonging to Others................    E-6
Confidential and Proprietary Information....................    E-6
Conflicts of Interest.......................................    E-7
Corporate Communications....................................    E-8
Corporate Opportunities and Use and Protection of Company
  Assets....................................................    E-8
Discipline for Noncompliance with this Code.................    E-8
Disclosure Policies and Controls............................    E-9
Environment, Health and Safety..............................    E-9
Fair Dealing with Others....................................    E-9
Filing of Government Reports................................    E-9
Foreign Corrupt Practices Act...............................    E-9
Insider Trading or Stock Tipping............................   E-10
Intellectual Property: Patents, Copyrights and Trademarks...   E-11
Investor Relations and Public Affairs.......................   E-11
Non-Retaliation for Reporting...............................   E-11
Patents, Copyrights, and Trademarks.........................   E-12
Political Contributions.....................................   E-12
Prohibited Substances.......................................   E-12
Public Affairs..............................................   E-12
Record Retention............................................   E-12
Relations Among Employees: Respect and Contribution.........   E-13
Reporting of Code Violations................................   E-13
Waivers.....................................................   E-13
Conclusion..................................................   E-14

                              ACCOUNTING POLICIES

     Anadarko and each of our subsidiaries will make and keep books, records and accounts, which in reasonable detail accurately and fairly present the transactions and disposition of the assets of our Company.

     All directors, officers, employees and other persons are prohibited from directly or indirectly falsifying or causing to be false or misleading any financial or accounting book, record or account. You and others are expressly prohibited from directly or indirectly manipulating an audit, and from destroying or tampering with any record, document or tangible object with the intent to obstruct a pending or contemplated audit, review or federal investigation. The commission of, or participation in, one of these prohibited activities or other illegal conduct will subject the perpetrator to federal penalties, as well as punishment of up to and including termination of employment. For more information on our accounting procedures and processes see the Anadarko Intranet.

     No director, officer or employee of the Company may directly or indirectly:

     - Make or cause to be made a materially false or misleading statement, or

     - Omit to state, or cause another person to omit to state, any material fact necessary to make statements made not misleading in connection with the audit of financial statements by independent accountants, the preparation of any required reports whether by independent or internal accountants, or any other work which involves or relates to the filing of a document with the Securities and Exchange Commission ("SEC").

                   AMENDMENTS AND MODIFICATIONS OF THIS CODE

     There shall be no amendment or modification to this Code except by a vote of the Board of Directors or a designated board committee that will ascertain whether an amendment or modification is appropriate.

     In case of any amendment or modification of this Code that applies to an officer or director of the Company, the amendment or modification shall be posted on the Company's website within two days of the board vote or shall be otherwise disclosed as required by applicable law or New York Stock Exchange rules. Notice posted on the website shall remain there for a period of 12 months and shall be retained in the Company's files as required by law.

                              ANONYMOUS REPORTING

     If you wish to report a suspected violation of this Code anonymously, you may call the Anadarko Anonymous Reporting Hotline at 1-877-781-2434. Anadarko will not disclose the identity of any employee who reports a violation of this Code without his or her permission, unless disclosure is unavoidable during an investigation.

                      ANTI-BOYCOTT AND U.S. SANCTIONS LAWS

     We must comply with anti-boycott laws, which prohibit Anadarko from participating in, and require us to report to the authorities any request to participate in, a boycott of a country or businesses within a country. If you receive such a request, report it to the Vice President of your division. We will also not engage in business with any government, entity, organization or individual where doing so is prohibited by applicable laws. For more information on these laws contact the Legal department.

                      ANTITRUST AND FAIR COMPETITION LAWS

     The purpose of antitrust laws in the United States and most other countries is to provide a level playing field to economic competitors and to promote fair competition. No director, officer or employee, under any circumstances or in any context, may enter into any understanding or agreement, whether express or implied, formal or informal, written or oral, with an actual or potential competitor, which would illegally limit or restrict in any way either party's actions, including the offers of either party to any third party. This prohibition includes any action relating to prices, costs, profits, products, services, terms or conditions of sale, market share or customer or supplier classification or selection.

     It is our policy to comply with all U.S. antitrust laws. This policy is not to be compromised or qualified by anyone acting for or on behalf of our Company. You must understand and comply with the antitrust laws as they may bear upon your activities and decisions. Anti-competitive behavior in violation of antitrust laws can result in criminal penalties, both for the individual involved and for the Company. Accordingly, any question regarding compliance with antitrust laws or your responsibilities under this policy should be directed to the Legal department. Any director, officer or employee found to have knowingly participated in violating the antitrust laws will be subject to disciplinary action, up to and including termination of employment.

     Below are some scenarios that are prohibited and scenarios that could be prohibited for antitrust reasons. These scenarios are not an exhaustive list of all prohibited and possibly prohibited antitrust conduct. When in doubt about any situation, whether it is discussed below or not, you should consult with the Legal department.

     The following scenarios are prohibited for antitrust or anti-competition reasons:

     - Proposals or execution of any agreements or understanding -- express or implied, formal or informal, written or oral -- with any competitor regarding any aspect of competition between Anadarko and the competitor for sales to third parties.

     - Proposals or execution of any agreements or understanding with customers which restrict the price or other terms at which the customer may resell or lease any product to a third party.

     - Proposals or execution of any agreements or understanding with suppliers which restrict the price or other terms at which Anadarko may resell or lease any product or service to a third party.

     The following business arrangements could raise anti-competition or antitrust law issues. Before entering into them, you must consult with the Legal department:

     - Exclusive arrangements for the purchase or sale of products or services.

     - Bundling of goods and services.

     - Technology licensing agreements that restrict the freedom of the licensee or licensor.

     - Agreements to add an Anadarko employee to another entity's Board of Directors.

                                    BRIBERY

     You are strictly forbidden from offering, promising, or giving money, gifts, loans, rewards, favors or anything of value to any governmental official, employee, agent or other intermediary (either inside or outside the United States) which is prohibited by law. Those paying a bribe may subject the Company and themselves to civil and criminal penalties. When dealing with government customers or officials, no improper payments will be tolerated. If you receive any offer of money or gifts that is intended to influence a business decision, then it should be reported to your supervisor or the General Counsel immediately.

     The Company prohibits improper payments in all of its activities, whether these activities are with governments or in the private sector.

                  COMPLIANCE WITH LAWS, RULES AND REGULATIONS

     Anadarko's goal and intention is to comply with the laws, rules and regulations by which we are governed. In fact, we strive to comply not only with requirements of the law but also with recognized compliance practices. All illegal activities or illegal conduct are prohibited whether or not they are specifically set forth in this Code.

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     Where law does not govern a situation or where the law is unclear or conflicting, you should discuss the situation with your supervisor and management should seek advice from the Legal department. Business should always be conducted in a fair and forthright manner. Directors, officers and employees are expected to act according to high ethical standards.

                        COMPUTER AND INFORMATION SYSTEMS

     For business purposes, officers and employees are provided telephones and computer workstations and software, including network access to computing systems such as the Internet and e-mail, to improve personal productivity and to efficiently manage proprietary information in a secure and reliable manner. You must obtain the permission from the Information Technology Services department to install any software on any Company computer or connect any personal laptop to the Company network. As with other equipment and assets of the Company, we are each responsible for the appropriate use of these assets. Except for limited personal use of the Company's telephones and computer/e-mail, such equipment may be used only for business purposes. Officers and employees should not expect a right to privacy of their e-mail. All e-mails on Company equipment are subject to monitoring by the Company. Please access the Anadarko Intranet for guidelines for use of e-mail and Internet services and other related procedures.

                  CONFIDENTIAL INFORMATION BELONGING TO OTHERS

     You must respect the confidentiality of information, including, but not limited to, trade secrets and other information given in confidence by others, including but not limited to partners, suppliers, contractors, competitors or customers, just as we protect our own confidential information. However, certain restrictions about the information of others may place an unfair burden on Anadarko's future business. For that reason, directors, officers and employees should coordinate with the Legal department to ensure appropriate agreements are in place prior to receiving any confidential third-party information. These agreements must reflect a balance between the value of the information received and the logistical and financial costs involved in both maintaining confidentiality of the information and also limiting Anadarko's business opportunities. In addition, any confidential information that you may possess from an outside source, such as a previous employer, must not, so long as such information remains confidential, be disclosed to or used by Anadarko. Unsolicited confidential information submitted to Anadarko should be refused, returned to the sender where possible and deleted, if received via the Internet.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

     It is Anadarko's policy to ensure that all operations, activities and business affairs of the Company and our business associates are kept confidential to the greatest extent possible. Confidential information includes all non-public information that might be of use to competitors, or that might be harmful to the Company or its customers if disclosed. Confidential and proprietary information about Anadarko or its business associates belongs to the Company, must be treated with strictest confidence and is not to be disclosed or discussed with others.

     Unless otherwise agreed to in writing, confidential and proprietary information includes any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature disclosed to the directors, officers or employees of the Company or otherwise made known to us as a consequence of or through employment or association with the Company (including information originated by the director, officer or employee). This can include, but is not limited to, information regarding the Company's business, products, processes, and services. It also can include information relating to research, development, inventions, trade secrets, intellectual property of any type or description, data, business plans, marketing strategies, engineering, contract negotiations, contents of the Company Intranet; and, business methods or practices.

     The following are examples of information that is not considered confidential:

     - Information that is in the public domain to the extent such information is readily available;

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     - Information that becomes generally known to the public other than by disclosure by the Company or a director, officer or employee; or

     - Information you receive from a party, which is under no legal obligation of confidentiality with the Company with respect to such information.

     We have exclusive property rights to all confidential and proprietary information regarding Anadarko or our business associates. The unauthorized disclosure of this information could destroy its value to the Company and give others an unfair advantage. You are responsible for safeguarding Company information and complying with established security controls and procedures. All documents, records, notebooks, notes, memoranda and similar repositories of information containing information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or our operations and activities made or compiled by the director, officer or employee or made available to you prior to or during the term of your association with the Company, including any copies thereof, unless otherwise agreed to in writing, belong to the Company and shall be held by you in trust solely for the benefit of the Company, and shall be delivered to the Company by you on the termination of your association with us or at any other time we request.

                             CONFLICTS OF INTEREST

     Conflicts of interest can arise in virtually every area of our operations. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. We must strive to avoid conflicts of interest. We must each make decisions solely in the best interest of the Company. Any business, financial or other relationship with suppliers, customers or competitors that might impair or appear to impair the exercise of our judgment solely for the benefit of the Company is prohibited.

     Here are some examples of conflicts of interest:

     Family Members. Actions of family members may create a conflict of interest. For example, gifts to family members by a supplier of the Company are considered gifts to you and must be reported. Doing business for the Company with organizations where your family members are employed or which are partially or fully owned by your family members or close friends may create a conflict or the appearance of a conflict of interest. For purposes of the Code "family members" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and adoptive relationships.

     Gifts, Entertainment, Loans, or Other Favors. Directors, officers and employees shall not seek or accept personal gain, directly or indirectly, from anyone soliciting business from, or doing business with the Company, or from any person or entity in competition with us. Examples of such personal gains are gifts, non-business-related trips, gratuities, favors, loans, and guarantees of loans, excessive entertainment or rewards. However, you may accept gifts of a nominal value. Other than common business courtesies, directors, officers, employees and independent contractors must not offer or provide anything to any person or organization for the purpose of influencing the person or organization in their business relationship with us.

     Directors, officers and employees are expected to deal with advisors or suppliers who best serve the needs of the Company as to price, quality and service in making decisions concerning the use or purchase of materials, equipment, property or services. Directors, officers and employees who use Anadarko advisors, suppliers or contractors in a personal capacity are expected to pay market value for materials and services provided.

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     Outside Employment.  Officers and employees may not participate in outside employment, self-employment, or serve as officers, directors, partners or consultants for outside organizations, if such activity:

        1. reduces work efficiency;

        2. interferes with your ability to act conscientiously in our best interest; or

        3. requires you to utilize our proprietary or confidential procedures, plans or techniques.

You must inform your supervisor of any outside employment, including the employer's name and expected work hours.

     Mineral interest in properties. Any interest held by you or any of your family members residing in your household in oil, gas or coal properties, royalties or other mineral interests, or interests in companies either owning mineral interests or providing services or materials to the Company must be disclosed in writing.

     Reporting Conflicts of Interest or Potential Conflicts of Interest. You should report any actual or potential conflict of interest involving yourself or others of which you become aware to your supervisor, the General Counsel or the Chief Governance Officer. Officers should report any actual or potential conflict of interest involving yourself or others of which you become aware to the General Counsel, Chief Governance Officer or to the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors. Directors should report any actual or potential conflict of interest involving yourself or others of which you become aware to the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors.

                            CORPORATE COMMUNICATIONS

     See INVESTOR RELATIONS AND PUBLIC AFFAIRS.

        CORPORATE OPPORTUNITIES AND USE AND PROTECTION OF COMPANY ASSETS

     You are prohibited from:

        1. taking for yourself, personally, opportunities that are discovered through the use of Company property, information or position;

        2. using Company property, information or position for personal gain; or

        3. competing with the Company.

     You have a duty to Anadarko to advance its legitimate interests when the opportunity to do so arises.

     You are personally responsible and accountable for the proper expenditure of Company funds, including money spent for travel expenses or for customer entertainment. You are also responsible for the proper use of property over which you have control, including both Company property and funds and property that customers or others have entrusted to your custody. Company assets must be used only for proper purposes.

     Company property should not be misused. Company property shall not be sold, loaned or given away regardless of condition or value, without proper authorization. Each director, officer and employee should protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. All of our assets should be used only for legitimate business purposes.

                  DISCIPLINE FOR NONCOMPLIANCE WITH THIS CODE

     Disciplinary actions for violations of this Code of Business Conduct and Ethics can include oral or written reprimands, suspension or termination of employment or a potential civil lawsuit against the you.

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The violation of laws, rules or regulations, which can subject the Company to fines and other penalties, may result in your criminal prosecution.

                        DISCLOSURE POLICIES AND CONTROLS

     The continuing excellence of the Company's reputation is dependent upon our full and complete disclosure of important information about the Company that is used in the securities marketplace. Our financial and non-financial disclosures and filings with the SEC must be transparent, accurate and timely. Proper reporting of reliable, truthful and accurate information is a complex process involving cooperation between many departments and disciplines. We must all work together to insure that reliable, truthful and accurate information is disclosed to the public.

     The Company shall disclose to the SEC, current security holders and the investing public information that is required, and any additional information that may be necessary to ensure the required disclosures are not misleading or inaccurate. The Company requires you to participate in the disclosure process, which is overseen by the Disclosure Committee and the CEO and CFO. The disclosure process is designed to record, process, summarize and report material information as required by all applicable laws, rules and regulations. Participation in the disclosure process is a requirement of a public company, and full cooperation and participation by members of the Disclosure Committee, CEO, CFO and, upon request, other employees in the disclosure process is a requirement of this Code.

     Officers and employees must fully comply with their disclosure responsibilities in an accurate and timely manner or be subject to discipline of up to and including termination of employment.

                         ENVIRONMENT, HEALTH AND SAFETY

     Anadarko is committed to managing and operating our worldwide assets in a manner that is protective of human health and safety and the environment. It is our policy to comply, in all material respects, with applicable health, safety and environmental laws and regulations. Each employee is also expected to comply with our policies, programs, standards and procedures. Please see related procedures on the Anadarko Intranet.

                            FAIR DEALING WITH OTHERS

     No director, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

                          FILING OF GOVERNMENT REPORTS

     Any reports or information provided, on our behalf, to federal, state, local or foreign governments should be true, complete and accurate. Any omission, misstatement or lack of attention to detail could result in a violation of the reporting laws, rules and regulations.

                         FOREIGN CORRUPT PRACTICES ACT

     The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain, retain or direct business. Accordingly, corporate funds, property or anything of value may not be, directly or indirectly, offered or given by you or an agent acting on our behalf, to a foreign official, foreign political party or official thereof or any candidate for a foreign political office for the purpose of influencing any act or decision of such foreign person or inducing such person to use his influence or in order to assist in obtaining or retaining business for, or directing business to, any person.

     You and our agents are also prohibited from offering or paying anything of value to any foreign person if it is known or there is a reason to know that all or part of such payment will be used for the above-

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described prohibited actions. This provision includes situations when intermediaries, such as affiliates, or agents, are used to channel payoffs to foreign officials.

     The Foreign Corrupt Practices Act also contains significant internal accounting control and record-keeping requirements that apply to the Company's domestic and international operations. For more information on the Foreign Corrupt Practices Act, please consult the Anadarko Foreign Corrupt Practices Act Compliance Manual and related procedures posted on the Anadarko Intranet or contact the Legal department.

                        INSIDER TRADING OR STOCK TIPPING

     Directors, officers and employees who are aware of material, nonpublic information (an "insider") from or about the Company, are not permitted, directly or through family members or other persons or entities, to:

     - Buy or sell securities (or derivatives relating to such securities) of Anadarko, including transfers in or out of the Anadarko stock funds in the Employee Savings Plan (other than pursuant to a pre-approved trading plan that complies with the SEC Rule 10b5-1), or

     - Pass on, tip or disclose material, nonpublic information to others outside the Company including family and friends.

     Such buying, selling or trading of securities may be punished by discipline of up to and including termination of employment; civil actions, including penalties of up to three times the amount of profit gained or loss avoided by the inside trade or stock tip; or criminal actions, including jail time.

     Examples of information that may be considered material, non-public information in some circumstances are:

     - Undisclosed annual, quarterly or monthly financial results, a change in earnings or earnings projections, or unexpected or unusual gains or losses in major operations.

     - Undisclosed negotiations and agreements regarding mergers, concessions, joint ventures, acquisitions, divestitures, business combinations or tender offers.

     - An undisclosed increase or decrease in dividends on the Company's common stock.

     - Undisclosed major regulatory changes.

     - Undisclosed major management changes.

     - Undisclosed information as to results of significant drilling and exploration activity.

     - A substantial contract award or termination that has not been publicly disclosed.

     - A major lawsuit or claim that has not been publicly disclosed.

     - The gain or loss of a significant customer or supplier that has not been publicly disclosed.

     - An undisclosed filing of a bankruptcy petition by the Company or a significant subsidiary.

     - Information that is considered confidential.

     - Any other undisclosed information that could affect our stock price.

     Another Company's Securities. The same policy also applies to securities issued by another company if you have acquired material, nonpublic information relating to such company in the course of your employment or affiliation with Anadarko.

     Trades Following Disclosure. When material information has been publicly disclosed, each insider must continue to refrain from buying or selling the securities in question until the third business day after the information has been publicly released to allow the markets time to absorb the information.

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           INTELLECTUAL PROPERTY: PATENTS, COPYRIGHTS AND TRADEMARKS

     Except as otherwise agreed to in writing between the Company and an officer or employee, all intellectual property you conceive or develop during the course of your employment shall be the sole property of Anadarko. The term intellectual property includes any invention, discovery, concept, idea, or writing whether protectable or not by any United States or foreign copyright, trademark, patent, or common law including, but not limited to designs, materials, compositions of matter, machines, manufactures, processes, improvements, data, computer software, writings, formula, techniques, know-how, methods, as well as improvements thereof or know-how related thereto concerning any past, present, or prospective activities of the Company. Officers and employees must promptly disclose in writing to the Company any intellectual property developed or conceived either solely or with others during the course of your employment and must render any and all aid and assistance, at our expense to secure the appropriate patent, copyright, or trademark protection for such intellectual property.

     Works of authorship including literary works such as books, articles, and computer programs; musical works, including any accompanying words; dramatic works, including any accompanying music; pantomimes and choreographic works; pictorial, graphic, and sculptural works; motion pictures and other audiovisual works; sound recordings; and architectural works are protected by United States and foreign copyright law as soon as they are reduced to a tangible medium perceptible by humans with or without the aid of a machine. A work does NOT have to bear a copyright notice in order to be protected and without the copyright owner's permission, no one may make copies of the work, create derivative works, distribute the work, perform the work publicly, or display the work publicly.

     We have agreements in place, which grant employees permission to make use of copyrighted works under certain conditions provided that the limitations of those agreements are followed. You are authorized to make partial photocopies of certain works pursuant to our agreement with the Copyright Clearance Center.

     Copyright laws may protect items posted on a website. Unless a website grants permission to download the Internet content you generally only have the legal right to view the content. If you do not have permission to download and distribute specific website content you should contact the Legal department.

     If you are unclear as to the application of this Intellectual Property Policy or if questions arise, please consult with the Legal department.

                     INVESTOR RELATIONS AND PUBLIC AFFAIRS

     It is very important that the information disseminated about the Company be both accurate and consistent. For this reason, the Investor Relations department and the Public Affairs department are responsible for the Company's internal and external communications. The Investor Relations department is responsible for public communications with stockholders, analysts and other interested members of the financial community. The Public Affairs department is responsible for our marketing and advertising activities and communication with employees, the media, local communities and government officials. The Public Affairs department serves as the spokesperson in both routine and crisis situations. In some cases where information about a non-routine incident should be made available to the media before someone from the Public Affairs department has arrived, field personnel who have been trained in crisis response are authorized to speak for us until someone from the Public Affairs department is available to handle media inquiries.

                         NON-RETALIATION FOR REPORTING

     In no event will we take or threaten any action against you as a reprisal or retaliation for making a complaint or disclosing or reporting information in good faith. However, if a reporting individual was involved in improper activity the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company. In these circumstances, we may consider the conduct of the

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reporting individual in promptly reporting the information as a mitigating factor in any disciplinary decision.

     We will not allow retaliation against an employee for reporting a possible violation of this Code in good faith. Retaliation for reporting a federal offense is illegal under federal law and prohibited under this Code. Retaliation for reporting any violation of a law, rule or regulation or a provision of this Code is prohibited. Retaliation will result in discipline up to and including termination of employment and may also result in criminal prosecution.

                      PATENTS, COPYRIGHTS, AND TRADEMARKS

     See INTELLECTUAL PROPERTY.

                            POLITICAL CONTRIBUTIONS

     You shall refrain from making any use of Company, personal or other funds or resources on behalf of the Company for political or other purposes which are improper or prohibited by the applicable federal, state, local or foreign laws, rules or regulations. Company contributions or expenditures in connection with election campaigns will be permitted where allowed by federal, state, local or foreign election laws, rules and regulations.

     You are encouraged to participate actively in the political process. We believe that individual participation is a continuing responsibility of those who live in a free state.

                             PROHIBITED SUBSTANCES

     We have policies prohibiting the use of alcohol, illegal drugs or other prohibited items, including legal drugs which affect the ability to perform one's work duties, while on Company premises. We also prohibit the possession or use of alcoholic beverages, firearms, weapons or explosives on our property unless authorized by an Executive Officer of the Company. The Company also prohibits you from reporting to work while under the influence of alcohol or illegal drugs. We also perform pre-employment and random drug testing on certain employees. For the procedures on prohibited substances you should see the Anadarko Intranet.

                                 PUBLIC AFFAIRS

     See INVESTOR RELATIONS.

                                RECORD RETENTION

     We have detailed document retention policies to systematically establish retention periods for records created or received in the normal course of business. A record is information, regardless of physical format, which has been created or received in the transaction of the Company's business. Physical format of a record includes hard copy, electronic, magnetic tape, disk, audio, video, optical image, etc. Each corporate department and division office is responsible for the maintenance, retrieval, transfer, and destruction of its records in accordance with the established filing procedures, records retention schedules and procedures.

     The alteration, destruction or falsification of corporate documents or records may constitute a criminal act. Destruction or alteration of documents with the intent to obstruct a pending or anticipated official government proceeding is a criminal act and could result in large fines and a prison sentence of up to 20 years. Document destruction or falsification in other contexts can result in a violation of the federal securities laws or the obstruction of justice laws.

     Before any destruction of any documents or records, you must consult the procedures posted on the Anadarko Intranet. You are required to review, follow and abide by the terms of this policy and related procedures. If the policy or procedure is not clear, questions arise, or there is a pending or anticipated official proceeding, then the General Counsel must approve any document destruction.

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              RELATIONS AMONG EMPLOYEES: RESPECT AND CONTRIBUTION

     We function as a team. Your success as part of this team depends on your contribution and ability to inspire the trust and confidence of your coworkers and supervisors. Respect for the rights and dignity of others and a dedication to the good of our Company are essential.

     A cornerstone of Anadarko's success is the teamwork of its directors, officers and employees. We must each respect the rights of others while working as a team to fulfill our objectives. To best function as part of a team, you must be trustworthy and dedicated to high standards of performance. The relationships between business groups also require teamwork.

     To facilitate respect and contribution among employees, we have implemented the following employment policies:

     - To hire, pay and assign work on the basis of qualifications and performance.

     - Not to discriminate on the basis of race, religion, ethnicity, national origin, color, gender, age, citizenship, veteran's status, marital status or disability.

     - To attract and retain a highly talented workforce.

     - To encourage skill growth through training and education and promotional opportunities.

     - To encourage an open discussion between all levels of employees and to provide an opportunity for feedback from the top to the bottom and from the bottom to the top.

     - To prohibit any sexual, physical, verbal or any other kind of harassment by others while an employee is on the job.

     - To make the safety and security of our employees while at Company facilities a priority.

     - To recognize and reward additional efforts that go beyond our expectations.

     - To respect all workers' rights to dignity and personal privacy by not disclosing employee information, including protected health information, unnecessarily.

                          REPORTING OF CODE VIOLATIONS

     You should be alert and sensitive to situations that could result in actions that might violate federal, state, or local laws or the standards of conduct set forth in this Code. If you believe your own conduct or that of a fellow employee may have violated any such laws or this Code, you have an obligation to report the matter.

     Generally, you should raise such matters first with an immediate supervisor. However, if you are not comfortable bringing the matter up with your immediate supervisor, or do not believe the supervisor has dealt with the matter properly, then you should raise the matter with the Vice President in charge of your division or, if a law, rule or regulation is in question, then consult with the General Counsel. The most important point is that possible violations should be reported and we support all means of reporting them.

     Directors and officers should report any potential violations of this Code to the Chief Governance Officer or the Nominating and Corporate Governance Committee of the Board of Directors.

                                    WAIVERS

     There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated board committee that will ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website within five days of the Board of Director's vote or shall be otherwise disclosed as required by applicable law or New York Stock Exchange rule. Notices posted on our website shall remain there for a period of 12 months and shall be retained in our files as required by law.
                                       E-13
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     A waiver for a specific event arising under the "Conflicts of Interest"
section of this Code may be granted to an employee that is not a director or officer on the approval of two of the following officers: the Vice President in charge of the division or department for which the employee works; the General Counsel; and, the Chief Governance Officer. No other waivers of this Code are permitted.

                                   CONCLUSION

     This Code is an attempt to point all of us at Anadarko in the right direction, but no document can achieve the level of principled compliance that we are seeking. In reality, each of us must strive every day to maintain our awareness of these issues and to comply with the Code's principles to the best of our abilities. We must always ask:
         Does it feel right?
         Is this action ethical in every way?
         Is this action in compliance with the law?
         Could my actions create an appearance of impropriety?
         Am I trying to fool anyone, including myself, about the propriety of this action?

     We cannot expect perfection, but we do expect good faith. If you act in bad faith or fail to report illegal or unethical behavior, then you will be subject to disciplinary procedures. We hope that you agree that the best course of action is to be honest, forthright and loyal at all times.

                                       E-14
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                                                                      APPENDIX F

                         ANADARKO PETROLEUM CORPORATION

    CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER
                          AND CHIEF ACCOUNTING OFFICER

     In my role as Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") or Chief Accounting Officer ("CAO") of Anadarko Petroleum Corporation (the "Company"), I have adhered to and advocated to the best of my knowledge and ability the following principles and responsibilities governing professional conduct and ethics:

          1. Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships. A "conflict of interest" exists when an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company.

          2. Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable. If I am the CEO or CFO I shall review the annual and quarterly reports before certifying and filing them with the SEC.

          3. Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

          4. Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgement to be subordinated.

          5. Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information. I acknowledge that confidential information acquired in the course of business is not to be used for personal advantage.

          6. Proactively promote ethical behavior among employees at the Company and as a responsible partner with industry peers and associates.

          7. Maintain control over and responsibly manage all assets and resources employed or entrusted to me by Anadarko.

          8. Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of this Code or the Anadarko Code of Business Conduct and Ethics. Such report shall be made to the Chief Governance Officer or the Nominating and Corporate Governance Committee of the Board of Directors and shall include conduct of a financial or non-financial nature.

          9. Comply with this Code and the Anadarko Code of Business Conduct and Ethics. I understand that if I violate any part of this Code, I will be subject to disciplinary action.

     I understand that this Code is subject to all applicable laws, rules and regulations. This Code incorporates by reference the Anadarko Code of Business Conduct and Ethics that applies to all directors, officers and employees.

     I understand that if there is a conflict between this Code and a Company policy or procedure, the Anadarko Code of Business Conduct and Ethics, or any applicable law, rule or regulation, then I must consult with the Legal Department for guidance.

     I understand that there shall be no waiver of, modification of, or change to any part of this Code except by a vote of the Board of Directors or a designated Board committee. In the event that a waiver of, modification of, or a change to this Code is granted, then the notice of the waiver, modification and/or change shall be posted on the Company's website within five business days of the Board of Director's or designated Board committee's vote or shall be disclosed otherwise as required by applicable law or NYSE or SEC rules. Notices posted on the Company website shall remain there for a period of 12 months and shall be retained in the Company's files as required by law.

                                                   /s/ JOHN N. SEITZ
                                          --------------------------------------
                                                      John N. Seitz
                                                 Chief Executive Officer

                                                  /s/ MICHAEL E. ROSE
                                          --------------------------------------
                                                     Michael E. Rose
                                                 Chief Financial Officer

                                                  /s/ DIANE L. DICKEY
                                          --------------------------------------
                                                     Diane L. Dickey
                                                 Chief Accounting Officer

February 24, 2003

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.           Mark Here  [ ]
                                                              for Address
                                                               Change or
                                                               Comments


                                 FOR    WITHHELD
                                        FOR ALL
Item 1-ELECTION OF DIRECTORS      [ ]     [ ]

NOMINEES:

01 Conrad P. Albert
02 Robert J. Allison, Jr.
03 John W. Poduska, Sr.
04 John N. Seitz



Withheld For: (Write that nominee's name in the space provided below.)

----------------------------------------------------------------------


                   PLEASE VOTE YOUR PROXY

"By checking the box to the right, I consent to future
access of the Annual Report, Proxy Statements, prospectuses             [ ]
and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.
Please disregard if you have previously provided your consent decision."


SIGNATURE                            SIGNATURE                      DATE
         ---------------------------           --------------------      -------

PLEASE SIGN AS YOUR NAME APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                  THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


        INTERNET                   TELEPHONE                        MAIL
http://www.eproxy.com/apc        1-800-435-6710

Use the Internet to vote       Use any touch-tone           Mark, sign and date
your proxy. Have your          telephone to vote your        your proxy card
proxy card in hand when        proxy. Have your proxy             and
you access the web site.  OR   card in hand when you    OR   return it in the
You will be prompted to        call. You will be           enclosed postage-paid
enter your control             prompted to enter your           envelope.
number, located in the         control number, located
box below, to create and       in the box below, and
submit an electronic           then follow the
ballot.                        directions given.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE 2002 ANNUAL REPORT ON FORM 10-K AND
PROXY STATEMENT ON THE INTERNET AT WWW.ANADARKO.COM

                                                                           PROXY
                         ANADARKO PETROLEUM CORPORATION

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                 APRIL 24, 2003

                         THE WOODLANDS WATERWAY MARRIOTT
                             1601 LAKE ROBBINS DRIVE
                            THE WOODLANDS, TX, 77380

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors (unless such authority is withheld) and on all other matters which may come before the 2003 Annual Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, April 24, 2003 at 8:00 a.m. (CDT) or any adjournment thereof.

Please vote on any item as indicated on the reverse side, The shares represented by this proxy will be voted as directed by the stockholder. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.

       (Continued, and to be marked, dated and signed, on the other side)

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o








                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

OR

2. Call TOLL-FREE 1-800-435-6710 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

OR

3.       To Vote by Internet at our Internet Address: http://www.eproxy.com/apc

                                   PLEASE VOTE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.            Mark Here    [ ]
                                                              for Address
                                                               Change or
                                                                Comments


                                  FOR    WITHHELD
                                         FOR ALL
Item 1-ELECTION OF DIRECTORS      [ ]      [ ]

NOMINEES:                                                 PLEASE VOTE YOUR PROXY

01 Conrad P. Albert
02 Robert J. Allison, Jr.
03 John W. Poduska, Sr.
04 John N. Seitz


Withheld For: (Write that nominee's name in the space provided below.)

----------------------------------------------------------------------






SIGNATURE                            SIGNATURE                      DATE
         ---------------------------           --------------------      -------

PLEASE SIGN AS YOUR NAME APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                  THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


        INTERNET                   TELEPHONE                        MAIL
http://www.eproxy.com/apc        1-800-435-6710

Use the Internet to vote       Use any touch-tone           Mark, sign and date
your proxy. Have your          telephone to vote your        your proxy card
proxy card in hand when        proxy. Have your proxy             and
you access the web site.  OR   card in hand when you    OR   return it in the
You will be prompted to        call. You will be           enclosed postage-paid
enter your control             prompted to enter your           envelope.
number, located in the         control number, located
box below, to create and       in the box below, and
submit an electronic           then follow the
ballot.                        directions given.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE 2002 ANNUAL REPORT ON FORM 10-K AND
PROXY STATEMENT ON THE INTERNET AT WWW.ANADARKO.COM

                                                                           PROXY
                         ANADARKO PETROLEUM CORPORATION
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                 APRIL 24, 2003

                         THE WOODLANDS WATERWAY MARRIOTT
                            1601 LAKE ROBBINS DRIVE
                            THE WOODLANDS, TX, 77380

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors (unless such authority is withheld) and on all other matters which may come before the 2003 Annual Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, April 24, 2003 at 8:00 a.m. (CDT) or any adjournment thereof.

Please vote on any item as indicated on the reverse side, The shares represented by this proxy will be voted as directed by the stockholder. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.

       (Continued, and to be marked, dated and signed, on the other side)

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

OR

2. Call TOLL-FREE 1-800-435-6710 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

OR

3.       To Vote by Internet at our Internet Address: http://www.eproxy.com/apc

                                   PLEASE VOTE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.         Mark Here
                                                            for Address   [ ]
                                                            Change or
                                                            Comments

                                       FOR     WITHHELD
                                               FOR ALL
Item 1-ELECTION OF DIRECTORS           [ ]      [ ]

NOMINEES:                                                 PLEASE VOTE YOUR PROXY

01 Conrad P. Albert
02 Robert J. Allison, Jr.
03 John W. Poduska, Sr.
04 John N. Seitz


Withheld For: (Write that nominee's name in the space provided below.)


---------------------------------------------------------------------



SIGNATURE                       SIGNATURE                       DATE
         ----------------------           ----------------------    -----------
PLEASE SIGN AS YOUR NAME APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


-----------------------------------           ------------------------------------            -----------------------
           INTERNET                                        TELEPHONE
   HTTP://WWW.EPROXY.COM/APC                           1-800-435-6710                                   MAIL
Use the Internet to vote your                 Use any touch-tone telephone to                    Mark, sign and date
proxy. Have your proxy card in         OR     vote your proxy. Have your proxy          OR         your proxy card
hand when you access the web                  card in hand when you call. You will                      and
site. You will be prompted to enter           be prompted to enter your control                  return it in the
your control number, located in               number, located in the box below,                enclosed postage-paid
the box below, to create and                  and then follow the directions given.                   envelope.
submit an electronic ballot.
-----------------------------------           ------------------------------------            -----------------------

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE 2002 ANNUAL REPORT ON FORM 10-K AND
PROXY STATEMENT ON THE INTERNET AT WWW.ANADARKO.COM

                                                                           PROXY

                           ANADARKO PETROLEUM CORPORATION

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                 APRIL 24, 2003

                         THE WOODLANDS WATERWAY MARRIOTT
                             1601 LAKE ROBBINS DRIVE
                            THE WOODLANDS, TX, 77380

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors (unless such authority is withheld) and on all other matters which may come before the 2003 Annual Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, April 24, 2003 at 8:00 a.m. (CDT) or any adjournment thereof.

Please vote on any item as indicated on the reverse side, The shares represented by this proxy will be voted as directed by the stockholder. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.

       (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o




                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

OR

2. Call TOLL-FREE 1-800-435-6710 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

OR

3.       To Vote by Internet at our Internet Address: http://www.eproxy.com/apc

                                   PLEASE VOTE